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                                                                   EXHIBIT 10.01

                          ADAPTATION SERVICES AGREEMENT
                               BSQUARE CORPORATION

                      with MSU Devices Inc. and Web 2 U Ltd


         This Adaptation Services Agreement ("Agreement") dated as of August 21, 2001 ("Effective Date") is made and entered into between BSQUARE CORPORATION, a Washington corporation ("BSQUARE"), and MSU Devices Inc., a Delaware corporation and Web 2 U Ltd, a United Kingdom corporation and a wholly owned subsidiary of MSU Devices Inc. (jointly and severally referred to as "MSU or "COMPANY").

1.       RECITALS.

         1.1 Microsoft Corporation ("MS") has developed a computing operating system/applications platform software known as "Windows CE" for use in certain types of computing devices.

         1.2 BSQUARE has developed a suite of software tools and programs developed for the x86 microprocessor ("CE Xpress Kit"). COMPANY desires to use the BSQUARE Deliverables in accordance with the terms of this Agreement. The BSQUARE Deliverables are a derivative work of the CE Xpress Kit. The BSQUARE Deliverables are used in connection with Microsoft's Platform Builder product (separately licensed by COMPANY).

         1.3 COMPANY plans to develop a computing device that incorporates Windows CE and a Derivative of the BSQUARE Deliverables and desires to obtain certain custom adaptation and development services from BSQUARE for use in connection therewith.

2.       DEFINITIONS.

         2.1 "BSQUARE Deliverables" shall mean the BSQUARE deliverables identified in the Statement of Work and shall also include the documentation required to be provided by BSQUARE as stated in the Statement of Work.

         2.2 "BSQUARE Services" shall mean engineering services to be provided by BSQUARE in the development of deliverables identified in the Statement of Work.

         2.3 "COMPANY Device" shall mean a computing device designed or assembled by or for COMPANY that incorporates Windows CE.

         2.4 "Derivative" shall mean any modification, enhancement, translation, or adaptation of, or anything generated or derived using, a BSQUARE Deliverable or a Derivative.


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         2.5      "Initial Device" shall mean the COMPANY Device designed or assembled by COMPANY which meets the Initial Device specifications set forth in Exhibit B and is licensed by MSU to use Windows CE and a Derivative of the BSQUARE Deliverables.

         2.6 "OEM Agreement" shall mean the separate royalty license and distribution agreement in which Microsoft directly or indirectly, licenses to COMPANY the right to distribute Microsoft Windows CE and various Microsoft applications for Windows CE with a COMPANY Device.

         2.7 "Royalty Bearing Device" shall mean a COMPANY Device for which a royalty has been or is to be paid pursuant to Section 6.2.

         2.8 "Statement of Work" shall mean the OEM Windows CE Adaptation And Application Integration for the MSU/V5 Internet Access Device Statement of Work attached as Exhibit A.

         2.9 "Third Party Element(s)" shall mean those BSQUARE Deliverables, or portions thereof which are incorporated pursuant to licenses with third parties, either through BSQUARE or COMPANY.

         2.10     "Final Deliverables" means the final deliverables specified in
Section 3.1 of the Statement of Work as being provided at the Final Delivery milestone.

3.       STATEMENT OF WORK AND SCHEDULE.

         BSQUARE agrees to provide COMPANY with the BSQUARE Services substantially in accordance with the Statement of Work. BSQUARE and COMPANY shall each use good faith and commercially reasonable efforts to perform their respective obligations specified in the Statement of Work to enable compliance with the schedule set forth in the Statement of Work. BSQUARE shall not be responsible for delays occurring due to COMPANY action or inaction or delay in providing information or equipment requested by BSQUARE, and the schedule shall be adjusted commensurately with such delays.

4.       BSQUARE DELIVERABLES AND LICENSE.

         4.1 BSQUARE shall use good faith and commercially reasonable efforts to deliver the BSQUARE Deliverables according to the schedule contained in the Statement of Work. BSQUARE may distribute further versions of the BSQUARE Deliverables to COMPANY throughout the term of this Agreement as and when determined by BSQUARE. If BSQUARE provides COMPANY with an updated version of any BSQUARE Deliverable during the term of this Agreement, then upon acceptance of the updated version it shall be a BSQUARE Deliverable for purposes of this Agreement. COMPANY shall use commercially reasonable efforts to integrate the updated version of that BSQUARE Deliverable and cease use of the prior version within ninety (90) days of receipt.


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         4.2      License:

                  4.2.1 Grant of License. Subject to the sterms and conditions of this Agreement and COMPANY obtaining any necessary third party licenses for the Third Party Elements as specified in Section 3.6 of the Statement of Work, and only to the extent permitted acts are also permitted by COMPANY's license for the Microsoft Platform Builder Product and COMPANY's OEM Agreement, BSQUARE grants to COMPANY the following non-exclusive, non-transferable, world-wide, revocable for material breach, licenses:

                  4.2.2 BSQUARE Deliverables and Derivatives: With regard to the BSQUARE Deliverables and Derivatives, a site license for a single COMPANY site, to i) make copies thereof, but only in quantities reasonably necessary; ii) make modifications, changes and enhancements to the source code format BSQUARE Deliverables solely for purposes of development of Royalty Bearing Devices; and
iii) use the BSQUARE Deliverables and Derivatives solely to generate binary code ("Generated Binary") solely for use on Royalty Bearing Devices. COMPANY may permit Web 2 U Ltd. to access the BSQUARE Deliverables and Derivatives from an additional site provided that (i) such access is via a secure network connection and (ii) COMPANY complies with the provisions of Section 11.4.2.

                  4.2.3 Generated Binary: With regard to the Generated Binary, a worldwide license to make copies of and install the Generated Binary on Royalty Bearing Devices only, and to display, market and distribute the Royalty Bearing Devices directly and/or through COMPANY's various marketing channels. Updated Generated Binary may also be distributed to licensed end users of Royalty Bearing Devices for use only on such Royalty Bearing Devices.

         4.3      Restrictions:

                  4.3.1. The BSQUARE Deliverables may include third party code which is restricted to use on the x86 microprocessor chip referenced in Exhibit A ("Processor"). COMPANY shall not use the BSQUARE Deliverables or Derivatives except in connection with the Processor and shall not distribute the Generated Binary except bundled with a Royalty Bearing Device containing a Processor and licensed for Windows CE.

                  4.3.2 Derivatives. It is agreed that BSQUARE is not granted any rights in any modifications, changes or enhancements made by COMPANY to the BSQUARE Deliverables and COMPANY shall have no obligation to provide such to BSQUARE. However, if such modifications, changes or enhancements are provided to BSQUARE, then BSQUARE shall not be limited in its use of residuals (as defined in Section 11.6.4) gained by it as a result of exposure to such code or information, notwithstanding any confidentiality agreement to the contrary. COMPANY's use of any modified, changed or enhanced versions of the source code shall be subject to the same restrictions as set forth in Section 4.2.1.

                  4.3.3 Subsequent Transfers. Subject to Section 16, COMPANY shall not assign, license, sublicense, transfer, or distribute the BSQUARE Deliverables or Derivatives, except in the form of the Generated Binary incident to the sale of a completed Royalty Bearing Device where the BSQUARE Deliverables or Derivatives are a part of such Royalty Bearing Device.


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                  4.3.4 Single Site. Except as set forth in Section 4.2.2, this license limits use of the BSQUARE Deliverables and Derivatives (other than the Generated Binary) to a single COMPANY site. Unless COMPANY has notified BSQUARE in writing of the location of an alternative site, such site shall be the COMPANY facility located at the address specified in Section 17, Notices.

                  This license can be extended to additional sites for a fee of
o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per site. Upon written notice to BSQUARE of the location of such additional site and payment of such fee, the license shall be so extended.

         4.4 The parties acknowledge that additions and deletions to the BSQUARE Deliverables and Initial Device may need to be made from time to time. Accordingly, the parties agree to review the exhibits to this Agreement from time to time, and to amend the exhibits to reflect mutually agreed changes, if any.

         4.5 BSQUARE agrees to make available to COMPANY reasonable support and maintenance services for the BSQUARE Deliverables installed on Initial Device only ("Support Services") at the level specified in the support agreement attached hereto as Exhibit D.

5.       DEVELOPMENT AND TESTING.

         BSQUARE may from time to time receive suggestions, feedback or other information from COMPANY concerning the BSQUARE Deliverables. Unless otherwise agreed in writing by the parties prior to any such disclosure by COMPANY, any suggestions, feedback or other disclosures made by COMPANY are and shall be entirely voluntary on COMPANY's part. BSQUARE shall be free to use COMPANY's suggestions, feedback or other information regarding the BSQUARE Deliverables in the further development and adaptation of the BSQUARE Deliverables and other BSQUARE products, without obligation of any kind to COMPANY. All such developments shall be the sole and exclusive property of BSQUARE.

6.       COMPENSATION.

         6.1 Service and Product Compensation: COMPANY agrees to pay to BSQUARE the fees identified on Exhibit C.

         6.2 Royalty Compensation: COMPANY shall pay to BSQUARE a royalty for every unit of a device manufactured or distributed by COMPANY that incorporates or uses a Generated Binary or any portion of the BSQUARE Deliverables or a Derivative; or ii) incorporates any code separately prepared by or on behalf of COMPANY that includes any functionality that is comparable to any portion of the BSQUARE Deliverables, unless COMPANY can prove it has developed the functionality independent of the BSQUARE Deliverables, Derivatives and Generated Binary. Within thirty days following the close of the previous month, COMPANY shall submit to BSQUARE a report ("Royalty Report") which details


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the number of such Royalty Bearing Devices manufactured. In a given month, in the event more units of Royalty Bearing Devices have been manufactured in excess of those for which it has prepaid a royalty, COMPANY shall submit payment, along with its Royalty Report, for such additional units within five days of the close of the previous month. In the event COMPANY has distributed all 100,000 units for which it has prepaid a royalty, COMPANY must contact BSQUARE to make arrangements for prepaying additional royalties prior to distributing such additional units. The royalty payment obligation shall survive the term of this Agreement and shall continue so long as COMPANY is selling COMPANY Devices containing any portion of the BSQUARE Deliverables or Derivatives thereof.

                  6.2.1 Royalty Table: The following table will be used to calculate the royalty payment:

                                             Royalty Per Unit in (US$)
                                            inclusive of royalties for
                                   Third Party Elements licensed through BSQUARE
           Units                     which are in accordance with Exhibit E.
--------------------------------------------------------------------------------
                                  o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission]

                                  o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission]

                  6.2.2 Royalty Commitments. Upon contract execution, COMPANY agrees to remit a royalty payment of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] to BSQUARE for 20,000 units based on the Royalty Table set forth in
Section 6.2.1. COMPANY commits to purchase and pay for 80,000 additional units commencing on the date BSQUARE delivers the Final Deliverables to COMPANY as follows: On a monthly basis, COMPANY shall pay BSQUARE runtime royalties for 6667 units.

                  6.2.3 RDA Server License. The prepaid royalty payment specified in Section 6.2.2 includes two (2) copies of BSQUARE's RDA Server 3.0 product which is provided pursuant to the end user license agreement attached hereto as Exhibit F. Notwithstanding the terms of Exhibit F, for RDA Server 3.0 licenses purchased pursuant to this Agreement, BSQUARE waives the purchase requirement for the client access licenses ("CALs") to the extent such CALs are used to manage COMPANY Devices provided that such CALs are limited to version
3.0. Notwithstanding the terms of Exhibit F, in no event shall any RDA Server licenses purchased pursuant to this Agreement be assignable or otherwise transferable by COMPANY except as set forth in Section 16. As COMPANY deploys its Device, COMPANY shall purchase additional licenses for RDA Server on an as-needed basis at a license fee of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per copy.

                  6.2.4 Third Party Elements COMPANY shall comply with the terms and conditions for the Third Party Elements as set forth in Exhibit E with respect to the rights and obligations set forth in this Agreement.

         6.3 Audit Rights: COMPANY agrees to keep adequate, accurate records of the amounts due hereunder and all underlying transactions. BSQUARE shall have the right to audit all such records of COMPANY reasonably related to COMPANY's use of the BSQUARE Deliverables and the COMPANY Devices, to ensure that proper records are being kept and to verify all reports and payments due hereunder. The cost of such audit will be borne by BSQUARE, unless a material


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discrepancy indicating that additional payments are due BSQUARE is discovered, in which case the cost of the audit will be borne by COMPANY. A discrepancy shall be deemed material if it involves payment or adjustment of more than five percent of reported royalties. Any additional payments shown to be due as a result of the audit will be paid promptly by COMPANY, along with interest on such amounts from the date originally due, upon conclusion of the audit. An audit may only be conducted on BSQUARE's behalf by an independent third party auditor with a minimum of ten days notice during normal business hours no more than once each calendar year. The independent auditor shall execute an appropriate confidentiality agreement prior to beginning its audit.

         6.4 Reimbursable Expenses. COMPANY shall reimburse BSQUARE for those reasonable and documented expenses incurred by BSQUARE in the performance of its obligations pursuant to the Statement of Work, whether or not such items are specifically referred to in the Statement of Work.

         6.5 Taxes/Duties. The prices and charges set forth in this Agreement, including exhibits, shall be exclusive of all charges for all applicable sales, excise, value added, use or other taxes and any custom or duty charges associated with the BSQUARE Deliverables, the BSQUARE Services or this Agreement. Such taxes, customs and duties shall be the sole responsibility of COMPANY.

         6.6 Gross-up Provision. Any and all payments by COMPANY under this Agreement shall be made free and clear of, and without reduction for, withholding taxes or any other present or future taxes, levies, imposts, deductions, charges or withholdings. If COMPANY shall be required under any applicable law to deduct any tax from or in respect of any amount payable under this Agreement, (i) the sum payable hereunder shall be increased as may be necessary so that after making all required deductions (including deductions applicable to the additional amounts payable under this sentence), BSQUARE receives an amount equal to the sum it would have received had no such deductions been made, (ii) COMPANY shall make the required deductions, and (iii) COMPANY shall pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

         6.7 Interest. Any amounts not paid by COMPANY when due will bear interest at the rate of 1.5% per month, which interest will accrue and be compounded monthly and be added to the amount due BSQUARE.

7.       OWNERSHIP OF INTELLECTUAL PROPERTY.

         7.1 BSQUARE Deliverables. BSQUARE Deliverables shall be owned by BSQUARE, including all copyrights, trade secrets, patents and other intellectual property contained in the BSQUARE Deliverables.

         7.2 Windows CE. COMPANY acknowledges and agrees that COMPANY must enter into a separate license agreement in order to use Windows CE and that this Agreement grants COMPANY no rights to Windows CE or the CE Xpress Kit.


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         7.3      BSQUARE Rights. COMPANY shall not undertake any action that could interfere with or diminish BSQUARE's right, title or interest in BSQUARE's registered trademarks or product names of products included in the Final Deliverable. However, with respect to new BSQUARE trademarks, trade names or product names not in use at the time of this Agreement ("New BSQUARE Marks"), the above restriction shall not restrict COMPANY from taking reasonable actions to protect its own trademarks, trade names or product names which it placed in use prior to the date the New BSQUARE Marks were placed in use. COMPANY shall not use or display any logo of BSQUARE (including, without limitation, any stylized representation of BSQUARE's name) in its materials or packaging, except as provided by separate written agreement with BSQUARE. COMPANY shall not use or imitate the trade dress of BSQUARE products.

8.       TERM OF AGREEMENT.

         The term of this Agreement shall be effective from the Effective Date until the effective date of any termination under Section 9.

9.       DEFAULT AND TERMINATION.

         9.1 Events of Default. A party shall be in default under this Agreement (a "Default") if such party: (a) materially fails to perform or comply with any provision of this Agreement; or (b) becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors.

         9.2 Termination upon Default. The non-defaulting party may terminate this Agreement effective upon written notice to the defaulting party
(a) for breaches of Sections 7, 9.1(b), or 11; or (b) for breaches of any other provision of this Agreement if the defaulting party has received two or more previous notices of default during the term of this Agreement (whether or not such previous defaults have been cured). In all other cases, termination shall be effective thirty days after notice of termination to the defaulting party if the defaults have not been cured within such thirty-day period.

         9.3 Termination by Mutual Agreement. This Agreement may be terminated by mutual written agreement signed by the parties. Such agreement must address, at a minimum, payment of fees for BSQUARE Services performed through the date of termination.

         9.4 Force Majeure. BSQUARE shall not be in Default for failure to deliver any BSQUARE Deliverable pursuant to Section 4.1, if such failure was the result of events outside of BSQUARE's control, including but not limited to, acts of God, fire, labor disputes, actions of any governmental agency or shortage of materials or labor, however, BSQUARE shall take all reasonable steps to avoid or remove such causes of non-performance and shall promptly continue performance hereunder whenever such causes are removed.

         9.5 Survival of End User License. COMPANY end user licenses to use the Generated Binary on Royalty Bearing Devices which have been granted in accordance with this Agreement during its term shall survive termination of this Agreement.


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10.      OBLIGATIONS UPON TERMINATION.

         Upon termination of this Agreement, unless otherwise provided in an agreement pursuant to Section 9.3, Sections 6, 7, 10, 11, 14, 15, 16, 17, 18, 19 and any accrued payment obligations under this Agreement shall survive.

11.      CONFIDENTIAL INFORMATION AND CONFIDENTIAL MATERIALS.

         11.1 "Confidential Information" means non-public information, whether disclosed orally or in tangible media, that the disclosing party designates as being confidential, (which for the purposes of the Agreement means protected from disclosure and used only in accordance with the provisions set forth in 11.4 below) or which under the circumstances surrounding disclosure would be recognized by a reasonable business person as needing to be treated as confidential, or which under accepted industry practices for that type of information is generally treated as confidential. "Confidential Information" includes, without limitation, information relating to released or unreleased software or hardware products of the disclosing party, the marketing or promotion of any disclosing party product, the disclosing party's business policies or practices, and information received from others that the disclosing party is obligated to treat as confidential. Without limitation all source code and related documentation of the BSQUARE Deliverables shall be deemed BSQUARE Confidential Information. Confidential Information disclosed to the receiving party by any subsidiary of the disclosing party or its agents is covered by this Agreement. Confidential Information initially disclosed in oral form must be reduced in writing and sent to the receiving party within thirty calendar days after the initial disclosure in order to qualify for protection for the full five-year period set forth in Section 11.4.1. If not so reduced to writing, the protective period for Confidential Information disclosed in oral form shall be six months.

         11.2 Confidential Information shall not include any information that: (i) is or subsequently becomes publicly available without the receiving party's breach of any obligation owed the disclosing party; (ii) became known to the receiving party prior to the disclosing party's disclosure of such information to the receiving party; (iii) became known to the receiving party from a source other than the disclosing party without an obligation of confidentiality, other than by the breach of an obligation of confidentiality owed to disclosing party; or (iv) is independently developed by the receiving party.

         11.3 "Confidential Materials" shall mean all tangible materials containing Confidential Information, including without limitation written or printed documents and computer disks or tapes, whether machine or user readable.

         11.4     Restrictions

                  11.4.1 For five years following the date of its disclosure by the disclosing party to the receiving party, the receiving party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own similar confidential information, not to disclose any


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Confidential Information to third parties, except to the receiving party's consultants, contractors or temporary workers as provided below, and shall use such Confidential Information only for the purposes specified by the disclosing party prior to or in connection with such disclosure. However, the receiving party may disclose Confidential Information in accordance with judicial or other governmental order, provided the receiving party shall give the disclosing party reasonable notice prior to such disclosure and shall comply with any applicable protective order or equivalent.

                  11.4.2 The receiving party may disclose Confidential Information or Confidential Material only to the receiving party's employees, consultants or temporary workers on a need-to-know basis for the purposes and subject to the restrictions specified in this Section 11.4. The receiving party will have executed or shall execute appropriate written agreements with its employees and consultants, contractors or temporary workers sufficient to enable it to comply with all the provisions of this Agreement. Notwithstanding anything to the contrary herein, COMPANY shall not disclose Confidential Information to any competitor of BSQUARE even if such competitor is a consultant, contractor or temporary worker of COMPANY. It shall be COMPANY's obligation to contact BSQUARE for information if it is unable to make such determination accurately.

                  11.4.3 Confidential Information and Confidential Material may be disclosed, reproduced, summarized or distributed only in pursuance of the receiving party's business relationship with the disclosing party, and only as otherwise provided hereunder.

                  11.4.4 The receiving party may not reverse engineer, decompile or disassemble any software disclosed to the receiving party, unless permitted by separate agreement, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

         11.5     Rights and Remedies

                  11.5.1 The receiving party shall notify the disclosing party immediately upon discovery of any unauthorized use or disclosure of any Confidential Information or Confidential Materials, or any other breach of this Agreement by the receiving party, and will cooperate with the disclosing party in every reasonable way to help the disclosing party regain possession of the Confidential Information and Confidential Materials and prevent its further unauthorized use.

                  11.5.2 Upon termination of the Agreement, the receiving party shall return all originals, copies, reproductions and summaries of Confidential Information or Confidential Materials at the disclosing party's request, or certify to the destruction of the same.

                  11.5.3 The receiving party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that the disclosing party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.


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                  11.5.4 The disclosing party may visit the receiving party's premises, with reasonable prior notice and during normal business hours, to review the receiving party's compliance with the terms of this Agreement.

         11.6     Miscellaneous

                  11.6.1 All Confidential Information and Confidential Materials are and shall remain the property of the disclosing party except to the extent otherwise specifically provided pursuant to this Agreement. By disclosing information to the receiving party, the disclosing party does not grant any express or implied right to the receiving party to or under the disclosing party's patents, copyrights, trademarks, or trade secret information.

                  11.6.2 All Confidential Information and Confidential Materials are provided "as is" and without warranty of any kind except to the extent specified in Section 12.

                  11.6.3 Any software and documentation provided under this Agreement is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph
(c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software Restricted Rights at 48 C.F.R. 52.227-19, as applicable.

                  11.6.4 The terms of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be unintentionally retained by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Confidential Information purposefully retained or intentionally retained (e.g. through an effort to memorize) shall not be considered "residuals". Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.

                  11.6.5 The recipient's obligations concerning use and disclosure of Confidential Information are governed solely by the terms and conditions of this Agreement and any applicable patent, copyright law(s) or trade secret law(s).

12.      REPRESENTATIONS, WARRANTIES AND COVENANTS.

         12.1 BSQUARE Deliverables. Subject to COMPANY's compliance with all the terms and conditions of the Agreement, Initial Device's compliance with the specifications set forth in Exhibit B, and the exclusive remedy provided for in
Section 13 below, BSQUARE warrants to COMPANY only that the Final Deliverables, as delivered by BSQUARE and properly installed and operated on Initial Device will materially conform to the specifications set forth in the Statement of Work for a period of ninety days from delivery to COMPANY.


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         12.2     Representations and Warranties of the Parties. Each of the
parties represents, warrants and covenants as follows and acknowledges that the other party is relying on such representations, warranties and covenants in entering into this Agreement:

                  12.2.1 it has the status, capacity and authority to enter into this Agreement and that as of the date hereof it is unaware of any facts which would prevent it from performing its obligations under this Agreement;

                  12.2.2 its execution and delivery of this Agreement and its performance of the covenants and agreements herein contained are not limited or restricted by and are not in conflict with or a violation of any law, regulation, decree, judgment or contract agreement or other instrument to which it is a party or by which it is bound. This Section is not intended to address intellectual property infringement issues which are specifically covered elsewhere in this Agreement.

         12.3 BSQUARE Representations and Warranties. BSQUARE represents, warrants and covenants as follows and acknowledges that COMPANY is relying on such representations, warranties and covenants in entering into this Agreement:

                  12.3.1 as of the Effective Date of this Agreement, it has no knowledge of any infringement claims with respect to the BSQUARE Deliverables;

                  12.3.2 it shall perform its obligations under this Agreement in a conscientious, diligent and efficient manner and such obligations shall be performed by BSQUARE personnel who are competent and qualified to perform their responsibilities;
                  12.3.3 no portion of any BSQUARE Deliverable contains or shall contain any disabling mechanism designed to prevent its use including any clock, timer, counter, computer virus, worm, software lock, drop dead device, Trojan-horse routine, trap door, time bomb or any other codes or instructions that may be used to access, modify, replicate, distort, delete, damage or disable such content, any operating system software or hardware on which any BSQUARE Deliverable is operated or displayed, COMPANY's software, COMPANY's computer systems or other software or hardware except as specifically designed into the BSQUARE Deliverable and of which COMPANY has actual knowledge. This provision shall not apply to any Third Party Elements;

                  12.3.4 it has entered into agreements with the third party licensors listed on Exhibit E that authorize BSQUARE to grant the licenses set forth Section 4. To the extent that such third party licensors have provided BSQUARE with an indemnification or warranty for intellectual property infringement with respect to such third party code, in the event of a covered claim, BSQUARE shall exercise commercially reasonable efforts to obtain the benefits of such indemnification or warranty from such third party licensors on behalf of COMPANY.


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             12.4 Survival. All representations, warranties or covenants of
BSQUARE shall survive the execution of this Agreement and, except as any one or more of them may be amended in writing by the parties, shall continue throughout the term of this Agreement.

13.      EXCLUSIVE REMEDY.

         Except for the limited refund remedy specified below and the indemnification obligation set forth in Section 15.1, COMPANY's exclusive remedy for any breach of warranty and BSQUARE's sole obligation under the warranty and is to correct, repair or replace any such BSQUARE Deliverable during the warranty period.

         If (i) a BSQUARE Final Deliverable fails to pass the acceptance testing procedures which have been agreed upon in writing by the parties (ii) it is in breach of the warranty set forth in section 12.1 and (iii) such failure or breach is a result of the quality of Services performed by BSQUARE and not as a result of the Third Party Elements, then, upon BSQUARE's failure, after three attempts, to correct, repair or replace the portion of the BSQUARE developed code causing the non-compliance (such portion is referred to as the "Defective Code"), BSQUARE will, upon COMPANY's request, refund that portion of the hourly Service fees paid by COMPANY for the development of the Defective Code. In the event of any such refund, all of COMPANY's licenses and rights with respect to the Defective Code shall terminate, COMPANY shall certify that it has destroyed all copies of all or any portion of the Defective Code, and COMPANY agrees that it will not use the Defective Code or any information relating to the Defective Code for any purpose whatsoever.

14.      LIMITATION OF LIABILITY AND REMEDY.

         14.1 EXCEPT AS PROVIDED IN SECTION 12, THE BSQUARE DELIVERABLES AND SUPPORT SERVICES ARE PROVIDED TO COMPANY "AS IS" WITHOUT WARRANTY OF ANY KIND AND THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE BSQUARE DELIVERABLES, SUPPORT SERVICES AND BSQUARE SERVICES IS ASSUMED BY COMPANY. BSQUARE DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY, WITH RESPECT TO THE BSQUARE DELIVERABLES, SUPPORT SERVICES AND BSQUARE SERVICES.

         14.2 EXCEPT FOR A BREACH OF SECTION 11 AND BSQUARE'S OBLIGATIONS UNDER SECTION 15.1, IN NO EVENT SHALL BSQUARE BE LIABLE FOR DAMAGES EXCEEDING THE FEES RECEIVED BY BSQUARE UNDER SECTION 6. NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE; ARISING OUT OF THIS AGREEMENT, THE SUPPORT SERVICES, THE BSQUARE SERVICES OR DELIVERABLES, OR THE USE OF OR INABILITY TO USE THE BSQUARE DELIVERABLES AND ANY

DERIVATIVES THEREOF, EVEN IF THE PARTY INCURRING SUCH DAMAGES HAS ADVISED THE OTHER PARTY OF THE POSSIBILITY OF SUCH DAMAGES, AND INCLUDING UNDER ANY CLAIM OF NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY. THE FOREGOING SENTENCE SHALL NOT APPLY TO ANY DAMAGES (a) ARISING FROM BREACHES OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, OR (b) ARISING FROM INFRINGEMENT OF BSQUARE'S OR COMPANY'S INTELLECTUAL PROPERTY RIGHTS.

15.      INDEMNIFICATION.

         15.1     BSQUARE Indemnification:

             Subject to the below conditions, BSQUARE will defend or settle any suit or proceeding brought against COMPANY based upon a claim that those BSQUARE Deliverables which are distributed by COMPANY and used for their intended purpose in accordance with this Agreement constitute an infringement of third party copyrights or trade secrets. Notwithstanding the above, this indemnification shall not apply to any claim if the use of the BSQUARE Deliverable alone and not in combination with any other product would not be infringing, or (ii) the claimed infringement arises out of third party materials or code to be integrated into the BSQUARE Deliverable pursuant to the Statement of Work.

             BSQUARE shall have the foregoing obligations provided that: (i) BSQUARE is notified promptly in writing of such claim; (ii) BSQUARE controls the defense or settlement of the claim; and (iii) COMPANY cooperates reasonably and gives all necessary authority, information and assistance (at BSQUARE's expense).

             BSQUARE will pay all damages and costs finally awarded against COMPANY, but BSQUARE will not be responsible for any costs, expenses or compromise incurred or made by COMPANY without BSQUARE's prior written consent. If the use of such BSQUARE Deliverables is permanently enjoined as a result of an indemnified claim, BSQUARE will exercise reasonable commercial efforts to (i) procure for COMPANY the right to continue using such respective BSQUARE Deliverable or (ii) replace the same with non-infringing BSQUARE Deliverables or modify such BSQUARE Deliverable so that it becomes non-infringing. In the event BSQUARE is unable to provide the remedies set forth in subparagraphs (i) and
(ii) of the foregoing sentence, BSQUARE shall refund a pro-rata portion of the development fees paid to BSQUARE to develop the portion of the infringing code specifically enjoined based on a twenty-four (24) month amortization schedule which shall commence upon the date of delivery of the Final Deliverables.

             Notwithstanding the above, BSQUARE shall not be responsible for indemnification of COMPANY for claimed infringements to the extent such claimed infringements are caused by compliance by BSQUARE with design documentation, specifications or instructions provided by COMPANY or arising out of characteristics of the platform (hardware or software) which the BSQUARE Deliverable is to operate on or communicate with; or COMPANY's failure to promptly implement updates to BSQUARE Deliverables made available by BSQUARE.

Without limitation, if BSQUARE's Interface Composer (previously known as EmbeddedDesktop) product is included within the Statement of Work, COMPANY shall be responsible for ensuring that options it elects in connection with the BSQUARE Interface Composer element of the deliverables do not result in a user interface which infringes a third party's intellectual property rights.

         THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATION OF BSQUARE AND THE EXCLUSIVE REMEDY OF THE INDEMNIFIED PARTY WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS, OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE BSQUARE DELIVERABLES.

         15.2     COMPANY Indemnification:

         Except to the extent that a claim is subject to indemnification pursuant to Section 15.1, and subject to the below conditions, COMPANY will defend or settle any suit or proceeding brought against BSQUARE based upon:

                  15.2.1 a claim that any product which includes all or any portion of the BSQUARE Deliverables or any Derivative thereof constitutes an infringement of third party copyrights or trade secrets, or

                  15.2.2 the use, distribution and sale of the BSQUARE Deliverables or any Derivative thereof, or

                  15.2.3 the failure of COMPANY to implement any updates to the BSQUARE Deliverables delivered by BSQUARE, or

                  15.2.4 suits and claims brought against BSQUARE by any third party for COMPANY's breach of warranty to such third party, or

                  15.2.5 personal injury or product liability suits and claims arising out of use of the BSQUARE Deliverables or any Derivatives of them. COMPANY shall name BSQUARE as an additional insured on its personal injury and product liability insurance policies.

         COMPANY shall have the foregoing obligations provided that: (i) COMPANY is notified promptly in writing of such claim; (ii) COMPANY controls the defense or settlement of the claim; and (iii) BSQUARE cooperates reasonably and gives all necessary authority, information and assistance (at COMPANY's expense).

         COMPANY will pay all damages and costs finally awarded against BSQUARE, but COMPANY will not be responsible for any costs, expenses or compromise incurred or made by BSQUARE without COMPANY's prior written consent.

         THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATION OF COMPANY AND THE EXCLUSIVE REMEDY OF THE INDEMNIFIED PARTY WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS, OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE INDEMNIFIED ITEMS.

16.      ASSIGNMENT.

         COMPANY shall not assign this Agreement without BSQUARE's prior written consent which consent shall not be unreasonably withheld. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns. Notwithstanding anything in this Agreement to the contrary, BSQUARE may at any time during the term of this Agreement or thereafter use third party contractors to assist BSQUARE with any of its obligations under this Agreement; provided, however, BSQUARE shall enter into written agreement(s) with such third parties imposing an obligation of confidence on such third parties with respect to the BSQUARE Deliverables.

17.      NOTICES.

         All notices, authorizations, and requests in connection with this Agreement shall be deemed given (i) three business days after deposit in the U.S. mail, postage prepaid, certified or registered, return receipt requested; or (ii) upon delivery, if sent by air express courier, charges prepaid; and addressed as follows (or to such other address as the party to receive the notice or request so designates by written notice to the other).

        If to COMPANY:                          If to BSQUARE:
        MSU Corporation                         BSQUARE CORPORATION
        2901 N. Dallas Parkway, Suite 460       3150 - 139th Ave., SE, Suite 500
        Plano, Texas  75093                     Bellevue, WA  98005  USA
        Facsimile:  (972) 473-7805              Facsimile:  (425) 519-5998
        Attention:  Bruce Walter                Attention:  William Baxter

        With Copies to:                         With a Copy to:
        Torys                                   Office of the General Counsel
        237 Park Avenue                         BSQUARE CORPORATION
        New York, N.Y.  10017-3142              3150 - 139th Ave., SE, Suite 500
        Facsimile:  (212) 682-0200              Bellevue, WA  98005  USA
        Attention: Geoff Gilbert
        Web 2 U Ltd.
        Elder House
        526 Eldergate
        Central Milton Keynes
        MK9 1LR
        England

18.      EXPORTS.

         Each party agrees that it will not export or re-export, or knowingly permit the re-export of, any BSQUARE Deliverables or any Derivative to any country, person, entity or end-user contrary to U.S. export controls. Without limiting the generality of the foregoing, each specifically agrees not to export or re-export, or knowingly permit the re-export of, any BSQUARE Deliverables (a) to any country to which the U.S. has embargoed or restricted the export of goods or services, which include, but are not necessarily limited to, those countries listed in Country Groups D:1 or E:2 of the Export Administration Regulations, 15 C.F.R. Pt. 740 (Supp. No. 1), or to any national of any such country who the party knows intends to transmit or transport the BSQUARE Deliverables to such country; (b) to any end-user who the party knows will use the BSQUARE Deliverables in the design, development or production of nuclear, chemical or biological weapons; or (c) to any end-user who has been prohibited from engaging in export transactions with U.S. persons under applicable U.S. laws.

19.      GENERAL.

         19.1 This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous communications. It shall not be modified except by a written agreement signed on behalf of each party by their respective duly authorized representatives. This Agreement does not constitute an offer and shall not be legally binding until executed by both parties hereto.

         19.2 BSQUARE and COMPANY are independent contractors and shall so represent themselves to all third parties. Neither party has the right to bind the other in any manner whatsoever and nothing in this Agreement shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

         19.3 If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall remain in full force and effect.

         19.4 No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

         19.5 Each party shall, at its own expense, promptly obtain and arrange for the maintenance of all non-U.S. government approvals, if any, as may be necessary for its performance under this Agreement.

         19.6 This Agreement may be executed in two or more counterparts, all of which shall constitute but one and the same instrument.

         19.7 If a dispute arises between the parties regarding the terms of this Agreement and COMPANY and BSQUARE are unable to resolve such dispute, the parties shall each appoint a senior level executive to meet in person and attempt to resolve any such disagreement over a thirty-day period. The thirty-day resolution period shall begin ten days after delivery of notice by either party invoking this resolution procedure. If the dispute is not resolved by the end of such thirty-day period, either party may thereafter proceed with legal action.

         19.8 This Agreement and all matters relating to this Agreement shall be construed and controlled by the laws of the State of Washington, and the parties each consent to jurisdiction and venue in the state and federal courts sitting in the State of Washington.

         19.9 If either BSQUARE or COMPANY employs attorneys to litigate any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, including such costs and fees as may be incurred on appeal or in bankruptcy proceedings.

         19.10 Any action for breach of this Agreement or any claim related to this Agreement or its subject matter must be commenced within one year of accrual of such cause of action.

         19.11 Purchase Orders. COMPANY, for its own convenience and internal tracking, may use purchase order(s). No terms and conditions contained in any such purchase order will in any way be construed to affect this Agreement, or any Exhibits or Amendments to this Agreement, or Work Statements, or Additional Work Statements, or in any way bind BSQUARE.

         19.12 Press Release. After any new product announcement by COMPANY for any product incorporating the results of the work performed by BSQUARE, BSQUARE may issue a press release describing its role in the development of the product. Such press release shall be subject to approval by COMPANY, which approval shall not be unreasonably withheld. If COMPANY has not disapproved a press release within five business days after submission, it shall be deemed approved and BSQUARE may distribute it to the press.

20. EXHIBITS. The following Exhibits are part of this Agreement, and are incorporated into this Agreement in their entirety by this reference:

         Exhibit A         Statement of Work
         Exhibit B         Initial Device Specifications
         Exhibit C         Payment
         Exhibit D         Support Agreement
         Exhibit E         Third Party Element Additional Terms & Conditions
         Exhibit F         BSQUARE End User License Agreement for RDA Server 3.0

         IN WITNESS WHEREOF, the parties have executed this Agreement dated as of the date first set forth above.

BSQUARE                   COMPANY                        COMPANY
BSQUARE CORPORATION       MSU CORPORATION                WEB 2 U LTD.


/s/ Brian V. Turner       /s/ D. Bruce Walter            /s/ Chris Green
By: Brian V. Turner       By: D. Bruce Walter            By: Chris Green
Its: President/ COO       Its: President/ CEO            Its: Managing Director

                                    EXHIBIT A

                                     [LOGO]


                                MSU Devices Inc.

                     Windows(R)CE Adaptation and Application
                   Integration for the MSU/V5 Internet Access
                                     Device
                                Statement of Work

                                     8/17/01

                                  Revision: 1.6

                                  Submitted by:

                               BSQUARE Corporation
                         3150 139th Ave. S.E., Suite 500
                             Bellevue, WA 98005-4081
                             (425) 519-5900 (Voice)
                              (425) 519-5999 (Fax)

                                       To:

                                MSU Devices Inc.
                            2901 North Dallas Parkway
                                    Suite 460
                                 Plano, TX 75093

                             Attn: Pritesh M. Patel
                             Telephone: 972.473.6859


--------------------------------------------------------------------------------
IMPORTANT: This document is intended only for the use of the individual or entity to which it is addressed, and contains information which is confidential and proprietary. If the reader of this document is not the intended recipient, or the employee or agent responsible for delivering the document to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this document is strictly prohibited. If you have received this document in error, please notify the sender immediately and return the original document.
--------------------------------------------------------------------------------

Revision History

--------------------------------------------------------------------------------
     Revision   Date        By               Purpose
================================================================================
     1.0        7/10/01     Mark Plagge      Initial Release

     1.1        7/11/01     Mark Plagge      Update ICA Client Information

     1.2        7/13/01     Mark Plagge      Updated SOW per Customer Comments

     1.3        7/24/01     Mark Plagge      Updated per Customer Visit

     1.4        7/31/01     Mark Plagge      Updated per Customer Comments

     1.5        8/15/01     Mark Plagge      Updated per Customer Comments

     1.6        8/17/01     Mark Plagge      Updated per Customer Comments
--------------------------------------------------------------------------------

Contents

1.      Definitions..........................................................21

2.      Executive Summary....................................................21

3.      Development..........................................................21
   3.1.   Timeline / Overview................................................21
   3.2.   BSQUARE Deliverables...............................................23
     3.2.1.    Phase 1.......................................................23
     3.2.2.    Phase 2.......................................................24
     3.2.3.    Final Delivery................................................25
     3.2.4.    Product Documentation.........................................25
     3.2.5.    Adaptation Source Kit.........................................26
   3.3.   MSU Deliverables...................................................26
   3.4.   Assumptions and External Dependencies..............................26
     3.4.1.    Project Delays................................................26
     3.4.2.    Specification Changes.........................................26
     3.4.3.    Project Assumptions...........................................27
     3.4.4.    Project Exclusions............................................27
   3.5.   Intellectual Property Ownership....................................27
   3.6.   Third Party Licenses...............................................28
   3.7.   Reporting..........................................................28

4.      Quality Assurance....................................................28
   4.1.   Understanding The Quality Assurance Process........................28
   4.2.   Test Documentation.................................................28
   4.3.   Test Methodology...................................................29
   4.4.   How BSQUARE Tests..................................................29
   4.5.   Benefits Of BSQUARE Testing........................................29
   4.6.   Problem Tracking Methodology.......................................29
   4.7.   Understanding Problem Report Status................................30
   4.8.   Specifying Bug Disposition (Severity and Priority).................31
     4.8.1.    Severity Guidelines...........................................31
     4.8.2.    Priority Guidelines...........................................32
   4.9.   Testing Exclusions.................................................33
   4.10.  Acceptance Criteria................................................33
     4.10.1.   Acceptance Criteria for an Intermediate Milestone.............33
     4.10.2.   Acceptance Criteria for the Final Delivery....................33

1. Definitions

--------------------------------------------------------------------------------
      BSQUARE               BSQUARE Corporation

      MSU                   MSU Devices Inc.

      Device MSU Version 5 Device targeted for the Windows CE adaptation based on the x86 microprocessor

      Windows(R)CE          Embedded WIN32 operating system from Microsoft
                            Corporation

      Develop               BSQUARE will develop new software

      Adapt BSQUARE will adapt existing BSQUARE-owned software to the target hardware

      Integrate             BSQUARE will integrate and/or modify existing
                            software owned by MSU or a third party
--------------------------------------------------------------------------------

2. Executive Summary

This Statement of Work provides a comprehensive view of the Windows CE platform adaptation, BSQUARE application adaptation, and third party application integration work for the MSU Device. The adaptation work will cover all aspects of engineering including development and test. The BSQUARE platform adaptation, and application work will be fully tested and suitable for production release on the MSU Device.

The final product for the adaptation will consist of the following major components:

         1.  o    Windows CE 3.0 Adaptation run time binary for the Device.

         2.  o    Adaptation Source Kit

         3.  o    As-Built Documentation


3. Development

         3.1    Timeline / Overview

                ----------------------------------------------------------------------------------------------
                Date              Milestone           Deliverable                                Responsible
                ----------------------------------------------------------------------------------------------
                8/20/01           Hardware 1          Delivery of one Final Revision Device      MSU
                                                      for Quality Assurance
                ----------------------------------------------------------------------------------------------

                8/20/01           Business 1          Signed Contract                            MSU / BSQUARE
                ----------------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------------
                Date              Milestone           Deliverable                                Responsible
                ----------------------------------------------------------------------------------------------
                                                                                                 BSQUARE
                ----------------------------------------------------------------------------------------------
                8/20/01           Delivery 1          Delivery of Phase 1 and Phase 2 Tasks      BSQUARE
                                                      supported by the Reference Device.
                                                      Delivery will not be Quality Assurance
                                                      tested.
                ----------------------------------------------------------------------------------------------
                8/20/01           MSU Delivery        Delivery of the Hewlett Packard software   MSU
                                                      and one printer to support USB printing
                                                      from the MSU Device.
                ----------------------------------------------------------------------------------------------
                8/29/01           Phase 1             First Software Delivery *                  BSQUARE
                ----------------------------------------------------------------------------------------------
                9/7/01            Phase 2             Second Software Delivery*                  BSQUARE
                ----------------------------------------------------------------------------------------------
                9/15/01           Final Delivery      Fully Tested Windows CE and all required   BSQUARE
                                                      device drivers running on the MSU
                                                      Device, final Adaptation source kit for
                                                      the platform adaptation for the MSU
                                                      Device. TCK certification testing for
                                                      Insignia JVM and Macromedia Flash begins
                                                      here and the work will be addressed in a
                                                      separate Statement of Work.
                ----------------------------------------------------------------------------------------------

                * See 3.2 for Deliverables Details


         3.2.     BSQUARE Deliverables

                  o        Phases 1-2 Delivery: Interim Code Deliveries.

                  o Final Code for MSU Device: Final, fully tested binary for the MSU Device.

                  o Product Documentation: Product documentation to allow MSU to install, use, maintain, modify, and extend BSQUARE-developed adaptation software and device drivers.

                  o Adaptation Source Kit: An Adaptation Kit containing source code for all custom platform adaptation software and device drivers developed during this adaptation for the MSU Device. The Adaptation Kit will also contain the binary files for the adapted BSQUARE applications and integrated third party applications for the MSU Device.

         3.2.1.   Phase 1

                  o        Integrate Loader:

                  BSQUARE will integrate the National loader to support the Device BIOS.

                  o        Adapt BSQUARE OAL:

                  BSQUARE will adapt its MediaGXm/5530 OAL layer onto the Device.

                  o        Adapt Super I/O Chip Driver:

                  BSQUARE will adapt its driver to initialize the 97317 Super I/O chip on the Device.

                  o        Adapt Support for Buses:

                  BSQUARE will adapt support for PCI bus, I2C via GPIO bus, and USB OHCI controller bus onto the Device. Limited bus action can be used during initialization of I2C peripherals.

                  o        Adapt Serial Port Driver:

                  BSQUARE will adapt support for a 16550 compatible serial port on the Device.

                  o        Adapt MediaGX Display:

                  BSQUARE will adapt support for a MediaGX display controller with a 5530 companion chip on the Device. BSQUARE will provide a binary image to MSU for 1024 x 768, 800 x 600 and 640 x 480 resolutions.

                  o        Adapt Audio Out Support:

                  BSQUARE will adapt audio out support for a MediaGX audio controller with 5530 companion chip onto the Device. Audio out with AD1919, LM4548, and AK4532 CODEC will be supported.

                  o        Adapt Audio In Support:

                  BSQUARE will adapt audio in support for a Media GX audio controller onto the Device.

                  o        Adapt Keyboard Driver:

                  BSQUARE will adapt its standard PS/2 PC keyboard driver and USB keyboard driver as optional inputs to the Device. The hardware will turn IR keyboard events into standard PS/2 events.

                  o        Adapt Standard Mouse Driver:

                  BSQUARE will adapt its standard mouse driver and USB mouse driver as optional inputs to the Device. The hardware will turn IR keyboard events into standard PS/2 events.

                  o        Adapt Network Driver:

                  BSQUARE will adapt its network driver to support the 83815 network chip onto the Device.

                  o        Develop Data Persistence Capability:

                  BSQUARE will develop the capability to persist and restore registry keys for the Device.

                  o        Adapt IDE Hard Disk Support:

                  BSQUARE will adapt support for an IDE hard disk with programmed I/O onto the Device.

                  o        Adapt Modem

                  BSQUARE will adapt support for the Rockwell modem chipset on the Device.

                  o Develop Image Compression: BSQUARE will develop support to compress the image for loading and unloading onto the Device.

         3.2.2.   Phase 2

                  o        Develop display support for TV Out:

                  BSQUARE will develop support for PAL and NTSC output that is compatible with an FS450 TV encoder onto the Device. The delivery of this item is contingent upon the execution of a licensing and distribution agreement with Focus Enhancements.

                  o        Adapt PCMCIA Driver:

                  BSQUARE will adapt its driver to support the Intel 82365 compatible PCMCIA controller onto the Device.

                  o        Develop General Purpose I/O (GPIO) Support:

                  BSQUARE will develop software for the GPIO that supports the following LED functions:

                           o Power / IR Receive - This LED turns on when power is given to the device and will blink while receiving signals from the IR keyboard. This LED will blink while the Device is in standby mode.

                           o Email - When the user has received new email this LED will flash.

                           o Modem - This LED turns on when the Modem is activated and flashes while receiving and transmitting data through its connection.

                           o Ethernet - This LED turns on when the Ethernet connection is live and will flash while transmitting and receiving data through its connection.

                  o        Adapt BSQUARE Applications:

                  BSQUARE will adapt the BSQUARE iWin product, BSQUARE Remote Device Updater (RDU) client, and BSQUARE Spreadsheet onto the Device. BSQUARE's bSpreadsheet product is being provided to MSU as is and is not covered under the acceptance and warranty sections of this Agreement

                  o        Integrate Third Party Applications:

                  BSQUARE will integrate Insignia JVM, Macromedia Flash 5, Citrix ICA Client and Ansyr PDF viewer onto the Device.

                  o        Integrate Microsoft Applications:

                  BSQUARE will integrate Microsoft Pocket Word, Internet Explorer, Media Player, Pocket Inbox, and RDP Client onto the Device.

                  o Develop OS Builds: BSQUARE will develop OS builds for Spanish, Italian, Chinese, French, German, and Brazilian Portuguese.

                  o        Integrate USB Printer Support

                  BSQUARE will integrate USB printer support onto the Device. MSU will provide the Hewlett Packard printer software and printer that will allow BSQUARE to perform the integration and Quality Assurance testing.

         3.2.3.   Final Delivery

                  o BSQUARE will perform final Quality Assurance testing and bug regression of the task items outlined in Sections 3.2.1 and 3.2.2 for the Device.

                  o BSQUARE will return all MSU provided hardware within 5 working days of final delivery, except for one Initial Device, which will be sent back at the end of the warranty and support period. This hardware unit will be used to investigate issues that may arise during acceptance,warranty and support.

         3.2.4.   Product Documentation

                  BSQUARE will provide a Functional Specification including:

                  o        Installation README

                  o        All Custom API's and associated Function Descriptions

                  o        Any changes to Microsoft API's

                  o        All I/O Controls

                  o        All Device Names

                  Final documentation will be provided to MSU with the Final Delivery.

         3.2.5.   Adaptation Source Kit

                  BSQUARE will provide to MSU an Adaptation Kit containing source code for all custom platform adaptation software and device drivers developed during this adaptation for the MSU Device. The Adaptation Kit will also contain the binary files for the adapted BSQUARE applications and integrated third party applications for the MSU Device.

         3.3.     MSU Deliverables

                  MSU will be responsible for delivery of the following to BSQUARE per the timeline in Section 3.1:

                  o        Device and upgrades/replacements

                  o        System and Device specifications

                  o Device Usage Models (Used by the BSQUARE QA engineers to develop test scenarios)

                  o Equipment necessary to create the proper development and test environment/infrastructure

                  o Hewlett Packard printer driver, application, and one printer

         3.4.     Assumptions and External Dependencies

                  In planning the project schedule and deliverables, BSQUARE is dependent upon schedules and deliverables that are beyond BSQUARE's control. The assumptions and dependencies upon which the plan is based are documented here.

         3.4.1.   Project Delays

                  The fee quoted to MSU for performance of this work assumes that all deliverables provided by MSU or any third party contracted by MSU, including hardware, software, design documentation, and any written instructions, will be delivered to BSQUARE per the schedule in Section 3.1, and will be complete, accurate, and fully functional. Work performed by BSQUARE which is caused by late, incomplete, inaccurate or non-functional MSU deliverables as described in Section 3.3, will be treated as additional billable work and will be invoiced with each project milestone.

                  Should BSQUARE be unable to make scheduled progress on the MSU project due to late, incomplete, inaccurate or non-functional MSU deliverables, the resulting project delays will result in a day-for-day slip in the project schedule, will be treated as additional billable work and will be invoiced with each project milestone.

         3.4.2.   Specification Changes

                  BSQUARE has defined its Deliverables based on the system requirements and hardware specifications available at the issue of this Statement of Work. Changes to the hardware, system requirements or Deliverables, described in Section 3.2, made after the most current release of this Statement of Work must be evaluated by BSQUARE on a case-by-case basis and may be determined to be outside the scope of the Agreement.

                  Should MSU make a significant change in the specification during the course of performing the work, BSQUARE will provide to MSU a Change of Scope (COS) proposal detailing:

                  o        Additions and/or reductions in the scope of work

                  o        Net change in the fees charged for the work

                  o        Net change in the schedule of BSQUARE Deliverables

                  MSU shall have 30 days in which to accept the proposed COS. Should MSU not accept the proposed COS within 30 days, BSQUARE will complete the work as defined in the most current Statement of Work.

         3.4.3.   Project Assumptions

                  o Hardware is similar to the hardware provided to BSQUARE for the Temporary Purchase Order portion of this project

                  o Stable, functional hardware capable of booting a Windows CE image at the start of the project

                  o MSU to provide complete hardware documentation prior to start of the project including schematics and address/IO mapping

                  o IDE Connector and compatible hard disk will be provided by MSU

                  o Sufficient memory on the target to accommodate the entire OS image with Applications

                  o Keyboard and mouse through the IR port are PS/2 compatible

                  o        FS450 timing settings are available from Focus

                  o Standard PC BIOS is properly configured and initialized on the platform hardware for running a Windows CE image

                  o Replacement hardware units will be available in the event that hardware is damage at delivery or becomes unusable during the course of development and quality assurance testing

                  o        MSU's build environment is Windows 2000

         3.4.4.   Project Exclusions

                  o Any application development work beyond the integration effort of BSQUARE and third party applications stated in Section 3.2.2

                  o        USB peripheral drivers for cameras and scanners

                  o Localization of applications. Only OS localization is included

                  o Development, integration, or adaptation of a Smart Card driver for the Gemplus chipset

                  o TCK (certification) testing for Insignia JVM and certification testing for Macromedia Flash 5 will be addressed in a separate Statement of Work

         3.5.     Intellectual Property Ownership

                  INTENTIONALLY DELETED.

         3.6.     Third Party Licenses

                  MSU shall obtain sufficient licenses for the following third party software products to authorize BSQUARE to perform its obligations under this Agreement:

                  o        Microsoft Windows(R) CE 3.0

                  o        Microsoft Windows(R) CE Platform Builder

                  o        Citrix ICA Client

                  o        Focus Enhancements FS-450

                  o        Hewlett Packard Printer Driver

         3.7.     Reporting

                  During development and testing, BSQUARE will provide MSU with regular status report each Monday on a weekly basis.

4.       Quality Assurance

         4.1.     Understanding The Quality Assurance Process

                  Quality Assurance (QA) testing at BSQUARE is driven by test documentation, test methodology, and problem tracking. Test documentation ensures that the QA process is thought out in advance and not invented spontaneously. This provides for the greatest efficiency when the QA testing begins, and provides for metric extraction and subsequent analysis. The combination of automated and manual testing ensures reliable, repeatable results in the minimum length of time. Problem tracking is provided using a combination of software tools and a process that ensures all known problems are recorded and the current status of those problems is well communicated.

         4.2.     Test Documentation

                  BSQUARE writes test documentation in accordance with the IEEE 829 standard. Using this industry-standard format ensures that the test documentation is complete and follows generally accepted QA processes. Test documentation written by BSQUARE is divided (according to the standard) into three parts:

                  o Test Plan: Contains information about the test environment, equipment, testers, schedules, test areas and test exclusions. This document is available to MSU.

                  o Test Design Specification: Summarizes the tests that will be run and describes what the test measures. This document is available to MSU.

                  o Test Report Summary: Lists every test case that has been run and the Pass/Fail results of the test. This document is available to MSU.

         4.3.     Test Methodology

                  BSQUARE employs rigorous automated and manual methods to evaluate Device quality, performance, and ease of use. BSQUARE's CEValidator automated test tool allows early and frequent tests. BSQUARE begins testing as soon as possible - often as soon as MSU's hardware is delivered. This allows problems to be found and fixed early in the development cycle. Our experience, as well as historical data from our industry, indicates that products tested early in the development life cycle are more likely to be higher quality and often have more efficient completion schedules than products tested late in the development cycle.

         4.4.     How BSQUARE Tests

                  A detailed test plan for the project is written and followed by our QA engineering team. The test plan indicates which standard test areas are to be included and describes project-specific and real-world test scenarios. It contains general information about the test equipment and the test environment. Testing exclusions are also clarified in the test plan.

                  BSQUARE uses its CEValidator test tool, enhanced by custom extensions specific to the unit under test, to run automated test suites. Many standard tests, developed through years of experience testing CE devices, are run repeatedly to monitor Device quality and identify bugs introduced during the course of development. Our automated test suites include system stress-testing routines as well as feature-and-function tests.

         4.5.     Benefits Of BSQUARE Testing

                  The benefits of extensive Windows CE experience are cumulatively included as BSQUARE upgrades the test suites. This means that current projects are automatically tested for problems found in past projects. Our QA process is constantly expanding in both depth and breadth.

         4.6.     Problem Tracking Methodology

                  BSQUARE maintains a comprehensive project-specific database of all problem reports gathered from all sources, along with their history and current status. This database is the cornerstone of BSQUARE's process for evaluating and prioritizing problem reports and scheduling and verifying bug fixes. The following flow diagram illustrates the BSQUARE problem reporting and tracking process.


--------------------           ----------------------
 QA creates new bug               BSQUARE/Customer
report and specifies:             Triage meetings               Assignee
Assignment, Priority,            confirm Assignment,            Resolves
    and Severity               Priority, and Severity:             Bug
--------------------           ----------------------               |
         |                                ^                         |
         |                                |              Bug status = Resolved
     Originator                    Bug Status = Fail                |
     withdraws                            |                 ________|________
        bug                               |                |                 |
         |                                |              Bug Fails   Bug Passes
         |                                |<------------ Regression   Regression
         |                                                Testing      Testing
         |                                                                 |
---------------------      -------------------                             |
End of Bug Life Cycle <--- QA checks bug again <--------- Bug Status = Verified before RTM
---------------------      -------------------


                  BSQUARE's work is based on Microsoft's Windows CE operating system, and the OS can affect the quality of any product that uses it. Bugs found in Windows CE are not BSQUARE defects, but they are added to the problem tracking database and reported to Microsoft. BSQUARE then supports Microsoft's efforts on behalf of our customer to resolve OS bugs.

                  Problem reports from the customer are logged in the defect database and are thoroughly investigated by QA. If they can be reproduced, they are classified in the database as new bugs. If they cannot be reproduced, the person who reported the problem is notified, they remain in the database and BSQUARE will re-test for them during final regression tests.

                  Feature requests by the customer are also added to the problem tracking database, but are not considered Device defects. Some of the enhancement requests are trivial and easy to implement. Others may require a Change of Scope before they can be implemented.

         4.7.     Understanding Problem Report Status

                  Problem reports are designated in the bug tracking database to be in one of the following states:

                  New A problem has been identified by or reported to QA and added to the database by an "originator." The originator is ultimately responsible for verifying that the problem has been resolved.

                  Assigned An individual has been designated to investigate and, if possible, resolve the reported problem. Generally, problem reports are assigned to BSQUARE development engineers to investigate and resolve. However a problem report can be assigned to any person on the project. A documentation problem, for example, will probably be assigned to a technical writer.

                  Investigated      The investigator has determined that the
                                    item is not really a problem at all, it is too complex to fix for the current release, or it cannot be reproduced.

                  Postponed         The problem does exist but will be resolved
                                    later than the current milestone, or in a subsequent project.

                  Resolved          A problem report is resolved when its
                                    assignee:

                                    19  o   Reports that the problem has been
                                            fixed

                                    20  o   Cannot reproduce the problem

                                    21  o   Determines it is a duplicate of
                                            another problem

                                    22  o   Decides the report describes a
                                            situation that is working as
                                            designed

                                    23  o   Proposes that the problem not be
                                            fixed

                  When a bug has been resolved, ownership returns to the originator to be verified. Its state will change to:

               Verified Problem originator concurs with the resolution proposed by the assignee.

                 or

               Failed Problem originator disagrees with the proposed resolution. Generally this occurs when the originator tests the system containing the purported fix and finds that it is not fixed.

         4.8.     Specifying Bug Disposition (Severity and Priority)

                  "Severity" and "Priority" are often confused. In its simplest form, Severity describes the seriousness of the bug and Priority describes the order in which bugs should be fixed. For example, a common Severity category is "Has Workaround." Note that this category describes the effect of the bug on the user -- that is, the user can work around the problem. A typical Priority category, on the other hand, is "Must Fix", which indicates the urgency to fix the bug.

                  The person who initially logs the bug, typically the QA engineer, determines its Severity. The QA engineer also suggests a Priority, but this Priority is ultimately determined by MSU, Program Management, Development, and QA. MSU and BSQUARE agree to negotiate in good faith on the proper Priority classification of all bugs.

                  BSQUARE provides customers with reports of all bugs.

         4.8.1.   Severity Guidelines

                  Severity relates to what users would experience when encountering the bug and how it affects their use of the Device. Because QA engineers and technical writers are often the first "users" of the Device, they are in the best position to understand and explain the Severity of the bugs they find. However, in some cases, the Severity may be reclassified after consultation with MSU and other BSQUARE project team members.

                  Following are the Severity categories with brief descriptions:

                  Severity 1 - Blocks Use      There is no way to use the
                                               feature and there is no
                                               workaround. Until the bug is
                                               fixed, the feature is
                                               unavailable. This kind of bug can
                                               also cause the loss of data or
                                               lock up the Device. For example,
                                               if the Device hangs or crashes
                                               when trying to save a file, it is
                                               a Severity 1 bug.

                  Severity 2 - Has Workaround  The bug is noticeable but the user can cause the Device to work
                                               as intended. For example, there
                                               may be no way to save a file to a
                                               different directory from within
                                               the application, but the user can
                                               use Explorer to move the file
                                               after it has been saved wherever
                                               the system requires. Failure to
                                               meet performance requirements is
                                               also classified as Severity 2.

                  Severity 3 - Visible Only    The bug is not really a problem,
                                               it just causes awkward
                                               functionality. For example, a
                                               dialog box with no Cancel button
                                               forces the user to Close the box
                                               instead. This Severity can also
                                               include bugs that do not affect
                                               the operation of the Device but
                                               may affect its visual appearance.
                                               For example, a typo on a menu
                                               item or an extra line of pixels
                                               in a dialog box is a Severity 3
                                               bug.

                  Severity 4 - Enhancement     This is not a bug. It is a place
                                               to capture Device enhancement
                                               requests.

         4.8.2.   Priority Guidelines

                  Priority indicates how important it is to fix the bug. In addition, Priority is used by BSQUARE engineers to determine which bugs to fix first. Bugs with high Priority have been determined to significantly impact the marketability or salability of the Device.

                  Following are the Priority categories with brief descriptions:

                  Priority 1 - Must Fix        This bug must be fixed before
                                               shipping the Device. This bug
                                               significantly impacts the
                                               Device's potential sales because
                                               the Device hangs, loses data, or
                                               fails to meet critical
                                               performance criteria. For
                                               example, choosing the "Save As"
                                               menu option hangs the Device.

                  Priority 2 - Should Fix      This is a noticeable bug but it
                                               does not significantly impact the
                                               Device's potential sales. The
                                               user of the Device will probably
                                               see this bug, but there are
                                               straightforward ways to avoid or
                                               mitigate its effects. For
                                               example, program settings are not
                                               saved when the application is
                                               exited but they can be saved from
                                               a "Save Settings" option.

                  Priority 3 - Minor           This bug may or may not be
                                               visible to the user-- often the
                                               user does not even notice it. For
                                               example, an operation is expected
                                               to take 15 seconds to complete,
                                               and there is no progress bar.

         4.9.     Testing Exclusions

                  BSQUARE shall not be responsible for testing/verifying the following:

                  o Testing or debugging of MSU supplied drivers or third party applications.

                  o Anything we will include in the BSQUARE Deliverable but is not testable due to lack of hardware, test environment, insufficient specification, or ill-defined usage model.

         4.10.    Acceptance Criteria

                  Often, there are unresolved defects when it is time for the product to ship. It is important to describe the acceptance criteria for BSQUARE's deliverables. The following lists define the maximum number of problems that may exist in an interim delivery and in the final delivery.

         4.10.1.  Acceptance Criteria for an Intermediate Milestone

                  BSQUARE will run as many tests as possible -- both hardware and software -- given the current state of the project.

                  All open problem reports against the software will be reviewed. The following are the acceptance criteria for an interim release:

                  o        There will be no problems of Priority "Must Fix."

                  o There will be no more than 4 problems of Priority "Should Fix."

                  o        There will be no more than 20 problems of Priority
                           "Minor."

         4.10.2.  Acceptance Criteria for the Final Delivery

                  BSQUARE will run all automated tests and execute all test procedures in the product's Test Plan.

                  All open problem reports against the software will be reviewed. The following are the acceptance criteria for a final release:

                  o        There will be no problems of Priority "Must Fix."

                  o        There will be no more than 1 problem of Priority
                           "Should Fix."

                  o        There will be no more than 10 problems of Priority
                           "Minor."

                                    EXHIBIT B

                          INITIAL DEVICE SPECIFICATIONS

1.       Model : ENVOY

2.       Hardware chips :


         o        CPU              NS - Geode GX1 266/300 MHz or faster.

         o        Companion I/O    NS - CS5530A

         o        Memory           DIMM w/ 64MB SDRAM



         o        PCI Devices :

                  >        10/100M Ethernet       NS - DP83815

                  >        Contorlless Modem      Conexant - RP56D

                  >        PCMCIA                 TI - TI1410 w/ Type III Slot.



         o        Audio            AC97 Codec - LM4546

         o        TV-out           Focus - FS450

         o        IDE              Primary - Master --> 16MB DOM type.

                                      Slaver        --> 16MB CF Card.

                                      Secondary     Reserved for CD-ROM

         o        Super I/O NS - PC97317

                     o     COM1 Smart-Card Reader      Gemplus - MC100 w/ IC100

                     o     PS/2 IR Keyboard/Mouse      Forward - AZ158+00

                  o I/O Ports USB x2, Scart x1, RJ45 x1, RJ11 x1, VGA DB-15 Port, Audio Jack x1, SCSI II Connector (IDE Interface), PCMCIA x1, IR-Receiver Module x1.

                  o        System Indicator LED x4,

                           o  LED 1 ( Red )      Off           System off.

                                                 Steady-on     System On.

                                                 Blinking Keyboard key-stroke

                           o  LED 2 ( Green )    Off           Modem Inactive

                                                 On            Modem    Active

                           o  LED 3 ( Red )      Off           No more new mails

                                                 On            You got new Mails

                           o  LED 4 ( Green )    Off           LAN Inactive

                                                 On            LAN      Active

                  o        BIOS Award

                                    EXHIBIT C

                                     PAYMENT


         1. Services. COMPANY shall pay BSQUARE for BSQUARE's and its contractor's time in rendering the Services at a development rate of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per hour; a quality assurance rate of
o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per hour and a documentation rate of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per hour. Such hourly rates shall be billed for meetings, phone conferences and all matters directly connected with BSQUARE's performing the Services, except the billing therefor. Should the parties agree to accelerate the delivery of Services, the parties shall agree upon a modified rate reflecting any increase in BSQUARE's efforts or difficulties in meeting such accelerated delivery.

         2. Should COMPANY request additional services from BSQUARE, in excess of the agreed scope of Services hereunder, COMPANY agrees to pay BSQUARE at a minimum hourly rate of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per hour, in accordance with the hourly-rate billing policy herein, unless otherwise agreed to in writing. Notwithstanding the foregoing, BSQUARE is not hereby obligated to perform any additional services and these provisions do not constitute an option on BSQUARE's additional services, but rather establish minimum compensation therefor.

         3. Products. Prior to delivery of the final Deliverables, COMPANY shall pay BSQUARE for the following products:

                  iWin Information Appliance Design Kit for Windows CE 3.0    o [This confidential portion of the exhibit has been
                                                                                omitted and filed separately with the Securities and
                                                                                Exchange Commission]
                  Remote Device Updater for Windows CE                        o [This confidential portion of the exhibit has been
                                                                                omitted and filed separately with the Securities and
                                                                                Exchange Commission]
                  Adaptation Source Kit                                       o [This confidential portion of the exhibit has been
                                                                                omitted and filed separately with the Securities and
                                                                                Exchange Commission]
                                                                              ------------------------------------------------------
                  PRODUCT TOTAL                                               o [This confidential portion of the exhibit has been
                                                                                omitted and filed separately with the Securities and
                                                                                Exchange Commission]



         4. Services. BSQUARE received a prepayment from COMPANY in the amount of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] on June 28, 2001 for Services rendered June 27, 2001 through July 3, 2001. BSQUARE received a second prepayment in the amount of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] on July 25, 2001 for Services rendered July 5 through July 27. Upon contract execution, COMPANY shall remit an additional payment in the amount of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] for Services. Thereafter, COMPANY shall pay BSQUARE accrued Service Fees on a monthly basis but in any event prior to delivery of the Final Deliverable. Should COMPANY make any additional prepayments prior to execution of this Agreement, then such prepayment amount will be deducted from the amount owed hereunder. BSQUARE may terminate services effective immediately if any payment is past due.

                                    EXHIBIT D

                                SUPPORT AGREEMENT
                             FOR ADAPTATION SERVICES


1. SUPPORT LEVEL. This Support Agreement is an Exhibit to and is incorporated into an Adaptation Services Agreement between BSQUARE and the COMPANY (the "Agreement"). During the Term of this Support Agreement, BSQUARE shall provide the following Basic Support Package as selected below unless COMPANY chooses not to purchase the Basic Support Package by checking Support Declined below (or if COMPANY elects to purchase a different Support Package as indicated below). Support shall be provided for the BSQUARE Deliverables ("BSQUARE Product") described in the Agreement. The fee for support shall be as indicated below, provided that if COMPANY purchases support at the time the Agreement is executed, a discount of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] will be applied to the applicable Support Fee.



Support Package (check and        Term              Support Hours   Support Fee
initial one Package)
-----------------------------------------------------------------------------------------------------------------------
 X  Basic                         90 days           20            o [This confidential portion of the exhibit has been
---                                                                 omitted and filed separately with the Securities and
                                                                    Exchange Commission]

    Standard                      180 days          50            o [This confidential portion of the exhibit has been
---                                                                 omitted and filed separately with the Securities and
                                                                    Exchange Commission]

    Extended                      365 days          100           o [This confidential portion of the exhibit has been
---                                                                 omitted and filed separately with the Securities and
                                                                    Exchange Commission]

    Extended Plus                 365 days          300           o [This confidential portion of the exhibit has been
---                                                                 omitted and filed separately with the Securities and
                                                                    Exchange Commission]


The Support Package indicated above will be purchased unless COMPANY specifically declines by initialing the "Support Declined" box below.


_____ SUPPORT DECLINED

         COMPANY has elected to increase the number of Support Hours provided during the Term as follows:

--------------------------------------------------------------------------------
         Additional Support Hours                         Additional Support Fee
--------------------------------------------------------------------------------
               N/A  hours                                      $   N/A
              -----                                             --------
--------------------------------------------------------------------------------

         Additional hours of support may be available subject to agreement between the parties.

         BSQUARE shall provide the number of Support Hours indicated above, by telephone or electronic mail support between the hours of 9:00 a.m. and 5:00 p.m., Pacific Time, Monday through Friday, excluding BSQUARE standard holidays. BSQUARE will make reasonable efforts to acknowledge the support call within one business day. BSQUARE shall make available its designated technical staff to assist with COMPANY's questions and to assist COMPANY in solving problems.

             1.1 Support shall commence on the Final Delivery date as defined in the Statement of Work. At the time of execution of the Agreement, COMPANY may choose to have support commence up to ninety (90) days after such Final Delivery Date, and must communicate that choice to BSQUARE in writing; however, this option is no longer available after execution of the Agreement. If a Support Package is purchased after the Final Delivery Date, support shall commence upon the effective date of any amendment to the Agreement that provides for the purchase of such Support Package. The day support commences is the "Support Date."

2.       RESPONSE.

         2.1 Support Levels. During the Term of this Support Agreement, BSQUARE shall provide the following support levels in response to requests from
COMPANY:

                  (a) Level 1. Level 1 support is defined as problem characterization. The problem will be identified and logged. In addition, relevant data for further analysis will be gathered. If the problem characteristics match an existing problem report, the resolution to the problem will be provided.

                  (b) Level 2. Level 2 support requires in-depth analysis of the problem environment and often requires examination of the relevant source code. Level 2 support is only provided for BSQUARE components.

                  (c) General Questions. BSQUARE will provide responses to general questions if they are within the ability of the Level 1 technical support personnel and if BSQUARE elects, in its sole discretion, to provide a response to such questions.

         2.2 Resolutions. Resolutions to a support request, at BSQUARE's option, are:
                  (a)      User-error/configuration error correction;

                  (b)      Bug fix or patch provided;

                  (c)      Work-around provided; or

                  (d) Explanation provided when a Fix or work-around is not available.

         2.3 Components. BSQUARE will support the following components, at the specified levels of support, if applicable to the BSQUARE Product provided under the Agreement:

                  (a) BSQUARE-developed custom adaptation source code (Levels 1 and 2);

                  (b)      Microsoft Windows CE components (Level 1 only);

                  (c) Third Party Elements (Level 1 only). If BSQUARE has source code for a Third Party Element, BSQUARE shall exercise commercially reasonable efforts to provide Level 2 support.

         Such support shall be contingent on COMPANY first identifying and notifying BSQUARE of the Error in accordance with BSQUARE's reporting procedures.

3. UPDATES. During the Term of this Support Agreement, BSQUARE shall make available to COMPANY, upon COMPANY request, at no additional charge, applicable BSQUARE Product patches and bug fixes.

4.       COMPANY'S RESPONSIBILITIES.

         4.1 Backup Materials. COMPANY shall provide BSQUARE with copies of such hardware, programs, reports and materials as may be reasonably requested by BSQUARE to enable BSQUARE to duplicate any problems identified in the BSQUARE Product, to confirm that the problem is caused by BSQUARE, and to attempt to correct the problem.

         4.2 Modifications. In connection with all support, COMPANY shall inform BSQUARE of any modifications made by COMPANY to the BSQUARE Product, in such detail as BSQUARE may reasonably request. BSQUARE shall not be responsible for maintaining COMPANY-modified portions of the BSQUARE Product or for maintaining portions of the BSQUARE Product affected by COMPANY modifications.

         4.3 Other Products. COMPANY shall be responsible for installation, maintenance and use of hardware, other software and equipment not furnished by BSQUARE.

5. LIMITATIONS ON BSQUARE'S OBLIGATIONS. BSQUARE shall have no responsibility under this Support Agreement for: (a) any new programming, adaptation services or features requested by COMPANY; (b) supplies, accessories, or media; (c) limitations or problems or providing any workarounds of Microsoft Windows CE; (d) Errors or defects caused by neglect, misuse, or accidental damage to the BSQUARE Product; (e) modifications, corrections, or workarounds performed by a person not authorized by BSQUARE; (f) third-party applications;
(g) support for tools other than those authored by BSQUARE; (h) development system problems (both hardware and software); (i) device hardware problems; (j) Host/Target synchronization components; (k) application development support; or
(l) support in excess of the Support Hours elected in Section 1.

6. TERM. This Support Agreement shall commence upon the Support Date. Support shall continue for the number of calendar days indicated for the Support Package selected in Section 1, above (the "Term"). Any unused Support Hours shall expire at the end of the Term.

7.       FEES.

         7.1 Amount; Payment. BSQUARE shall invoice the COMPANY for the Support Fee upon execution of the Agreement as follows:



         Support Fee                                             Payment Terms
o [This confidential portion of the exhibit has been             100% on Effective Date
  omitted and filed separately with the Securities and
  Exchange Commission]

o [This confidential portion of the exhibit has been             60% on Effective Date; and 40% within 90 days.
  omitted and filed separately with the Securities and
  Exchange Commission]


         The Effective Date shall be the Effective Date pursuant to the Agreement. If support is added by amendment to the Agreement, the Effective Date shall be the Effective Date of such amendment.

         7.2 Due Date; Interest. Except to extent prepaid, the Support Fee is due and payable thirty days from the date of BSQUARE's invoice. Interest will be charged on past due amounts at the rate of 1.5% per month, which interest will accrue and be compounded monthly and be added to the amount due BSQUARE. In the event any amounts due hereunder are not paid within thirty days of the date of BSQUARE's invoice, BSQUARE may suspend support until such overdue amounts are paid, with no refund or extension of Term for any such period of nonsupport.

         7.3 Taxes. COMPANY shall pay all sales and other taxes, however designated, which are levied or imposed upon transactions contemplated under this Support Agreement. Without limiting the foregoing, COMPANY shall promptly pay to BSQUARE an amount equal to any such taxes actually paid or required to be collected or paid by BSQUARE.

         7.4 Gross-up Provision. Any and all payments by COMPANY under this Agreement shall be made free and clear of, and without reduction for, withholding taxes or any other present or future taxes, levies, imposts, deductions, charges or withholdings. If COMPANY shall be required under any applicable law to deduct any tax from or in respect of any amount payable under this Agreement, (i) the sum payable hereunder shall be increased as may be necessary so that after making all required deductions (including deductions applicable to the additional amounts payable under this sentence), BSQUARE receives an amount equal to the sum it would have received had no such deductions been made, (ii) COMPANY shall make the required deductions, and (iii) COMPANY shall pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

8. CONFIDENTIALITY. All changes, additions, and enhancements shall be subject to the same protections and restrictions applicable to the BSQUARE Product under the terms of the Agreement.

9. GENERAL. Without limiting the applicability of any other provisions of the Agreement, THE DISCLAIMERS OF WARRANTY, LIMITATIONS OF LIABILITY AND REMEDIES PROVIDED IN THE AGREEMENT SHALL APPLY FULLY TO ALL SERVICES AND DELIVERABLES PROVIDED UNDER THIS SUPPORT AGREEMENT.

10.      DEFINITIONS.

         10.1 Unless defined otherwise herein, capitalized terms used herein shall have the same meanings as set forth in the Agreement.

         10.2 "Error" means an error or malfunction in the BSQUARE Product which affects the use thereof, except for any Error resulting from COMPANY's misuse, alteration or damage of the BSQUARE Product.

         10.3 "Fix" means the repair or replacement of object or executable code version of the BSQUARE Product to remedy an Error.

         10.4 "Support Hours" shall mean time expended by BSQUARE personnel during the Term in communicating, evaluating, researching, analyzing, resolving and responding to COMPANY inquiries. Fractional hours shall be rounded up to the next 1/2 hour.

                                    EXHIBIT E

                              THIRD PARTY ELEMENTS
                         ADDITIONAL TERMS AND CONDITIONS


The runtime royalties for the products set forth on this Exhibit E are included in Section 6.2.1 of the Adaptation Services Agreement.

CITRIX SYSTEMS, INC., SOFTWARE


The following additional terms are included in the Adaptation Services Agreement as a result of the inclusion of certain code from Citrix Systems, Inc., ("Citrix Software"). These terms do not limit the other terms of the Adaptation Services Agreement.

1. Notwithstanding anything to the contrary in the Agreement, COMPANY may not distribute the BSQUARE Deliverables that include Citrix Software unless it has entered into a license agreement with Citrix ("Citrix License").

2. Notwithstanding anything to the contrary in the Agreement, licenses for the BSQUARE Deliverables that include Citrix Software are granted only to the extent that permitted acts are also permitted by COMPANY's Citrix License.


INSIGNIA SOLUTIONS, INC.

The following additional terms are included in the Adaptation Services Agreement as a result of the inclusion of certain code from Insignia Solutions Inc. These terms do not limit the other terms of the Adaptation Services Agreement. In case of direct conflict, the terms of this Exhibit shall prevail with respect to Jeode Technology and the terms of the Adaptation Services Agreement shall prevail in all other cases.

1.       Definitions:

         a. "Jeode Technology" means JeodeRuntime plus related software development tools marketed under the name "Jeode" as licensed to COMPANY on Windows CE and/or Windows NT operating systems.

         b. "JeodeRuntime" means, in whole or in part, Insignia's proprietary implementation of Sun's PersonalJava (pJava) specifications in effect as of the effective date of this Agreement for the Java virtual machine plus related embedded class libraries.

2. License Restriction. The BSQUARE Deliverables incorporating the Jeode Technology are licensed as a single product. Its component parts may not be separated.

3. No Source Code. COMPANY receives no rights to receive any source code for Jeode Technology.

4.       INTENTIONALLY DELETED.

5.       Reports. Reporting for the Jeode Technology shall be as follows:
COMPANY will, within thirty days (30) days of the last day of the previous month, deliver to BSQUARE a report. Such report must, on a product for product basis for the preceding month, state the number of copies of JeodeRuntime units distributed by COMPANY. All reports shall be certified as complete and correct and signed by a duly authorized officer or director of COMPANY.

6.       INTENTIONALLY DELETED.

7. Audit Rights. In the event a report is not received by BSQUARE within thirty (30) days of the previous month, BSQUARE shall notify COMPANY and COMPANY shall have fifteen (15) days from notification by BSQUARE to deliver said report. If COMPANY fails to cure within the fifteen (15) day period, BSQUARE will have the right to audit COMPANY and COMPANY shall be responsible for all costs and fees associated with such audit.


8. Ownership of Intellectual Property. Jeode Technology shall be owned by Insignia or its suppliers, including all copyrights, trade secrets, patents and other intellectual property contained in the Jeode Technology.

9. Trademark Usage. COMPANY shall not undertake any action that could interfere with or diminish Insignia's right, title or interest in Insignia trademarks, Insignia trade names or Insignia product names. COMPANY agrees not to remove, obscure, or alter any notice of patent, copyright, trade secret, trademark or other proprietary right related to the Jeode Technology.

10. NO WARRANTY. THE JEODE TECHNOLOGY AS DELIVERED UNDER THIS AGREEMENT IS PROVIDED "AS IS," AND INSIGNIA AND BSQUARE EXCLUDE ALL TERMS, WARRANTIES, AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THAT THE JEODE TECHNOLOGY IS FREE OF DEFECTS, MERCHANTABLE, SATISFACTORY, FIT FOR A PARTICULAR PURPOSE, TITLE FREE, AND NON-INFRINGING OF INTELLECTUAL PROPERTY. INSIGNIA AND BSQUARE DO NOT WARRANT THAT THE JEODE TECHNOLOGY WILL MEET COMPANY'S REQUIREMENTS OR THAT ITS USE WILL BE UNINTERRUPTED OR ERROR FREE.

11. LIMITATION OF LIABILITY. INSIGNIA'S LIABILITY TO COMPANY FOR CLAIMS RELATING TO THE JEODE TECHNOLOGY, WHETHER FOR BREACH OR IN TORT, SHALL BE LIMITED TO THE NET AMOUNT RECEIVED BY INSIGNIA PURSUANT TO THIS AGREEMENT WITHIN THE PRECEDING TWELVE (12) MONTHS. IN NO EVENT WILL INSIGNIA BE LIABLE FOR ANY DAMAGES RELATING TO THE JEODE TECHNOLOGY THAT HAS BEEN MODIFIED BY ANY PARTY EXCEPT INSIGNIA TO THE EXTENT THAT ANY CLAIMS RELATE TO SUCH MODIFICATION. IN NO

EVENT WILL INSIGNIA BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE), HOWEVER IT ARISES AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT INSIGNIA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

12. Indemnity. Notwithstanding anything to the contrary contained in this Agreement, neither BSQUARE nor Insignia shall have any liability in connection with infringement claims arising out of the use of the Jeode Technology.

13. Certification. COMPANY may not distribute any Insignia Royalty Bearing Devices until such Insignia Royalty Bearing Devices have been certified by BSQUARE.

NOTE ON JAVA TECHNOLOGY. Jeode Technology contains support for programs written in Java programming language. Java Technology is not fault tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, certain medical devices, or weapons systems, in which the failure of Java Technology could lead directly to death, personal injury, or severe physical or environmental damage. Insignia and BSQUARE disclaim any express or implied warranties for any such use.



ANSYR TECHNOLOGY CORPORATION

The following additional terms are included in the BSQUARE Services Agreement ("Agreement") as a result of the inclusion of Primer 2.3 for Windows CE ("Primer Software"). These terms do not limit the other terms of the Adaptation Services Agreement. In case of direct conflict, the terms of this exhibit shall prevail with respect to the Primer Software and the terms of the Adapation Services Agreement shall prevail in all other cases.

1. License. COMPANY may distribute and sublicense the Primer Software to third parties in conjunction with the sale of COMPANY's Device. COMPANY must distribute the Primer Software pursuant to a written license agreement (shrinkwrap or click-wrap forms are acceptable) which contain the following minimum sublicense terms:

         1.1 Restrictions. COMPANY's licensees may not reverse engineer, decompile, disassemble or otherwise attempt to discover the source code to the software except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

         1.2 No Warranty. COMPANY'S LICENSORS MAKE NO WARRANTY OF ANY KIND, EITHER EXPRESS, IMPLIED, OR STATUTORY REGARDING THE SOFTWARE. CUSTOMER'S LICENSORS EXPRESSLY DISCLAIM ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS REGARDING THE PRODUCTS, AND ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION OR SAMPLE.

         1.3 Limitation of Liability. IN NO EVENT SHALL COMPANY'S LICENSORS BE LIABLE FOR ANY DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, LOSS OF PROFITS, REVENUE, LOSS OF BUSINESS, LOSS OF DATA OR LOSS OF USE, IRRESPECTIVE OF WHETHER SUCH LICENSORS HAVE ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES AGREE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

2. No Warranty. NEITHER BSQUARE NOR ANSYR MAKE WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR STATUTORY REGARDING THE PRIMER SOFTWARE. BSQUARE AND ANSYR EXPRESSLY DISCLAIM ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS REGARDING THE PRIMER SOFTWARE, AND ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION OR SAMPLE.

3. Limitation of Liability. IN NO EVENT SHALL BSQUARE OR ANSYR BE LIABLE FOR ANY DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, LOSS OF PROFITS, REVENUE, LOSS OF BUSINESS, LOSS OF DATA OR LOSS OF USE, IRRESPECTIVE OF WHETHER BSQUARE OR ANSYR HAVE ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

4.       INTENTIONALLY DELETED.

5. Reporting Obligations. Reporting of the distribution of the Primer Software shall be in accordance with Section 6.2 of the Agreement. Such report shall indicate the number of units of Primer Software duplicated, reproduced and distributed during each month and shall be delivered no later than 30 days following the end of the previous month. Unless otherwise stated in the report, it will be assumed that the Primer Software is included in all units reported pursuant to Section 6.2.

6. End User Documentation. BSQUARE may supply COMPANY with end user documentation for the Primer Software. Modifications to such documentation are not permitted. Ownership of such documentation, remains with Ansyr.

7. Intellectual Property. COMPANY shall not alter, remove, obscure, or modify any copyright or other proprietary or protective notices on the Primer or BSQUARE products.

MACROMEDIA, INC.

The following additional terms are included in the Adaptation Agreement ("Agreement") as a result of the inclusion of certain code from Macromedia, Inc., ("Macromedia Software"). These terms do not limit the other terms of the Agreement. In case of direct conflict, the terms of this Exhibit E will control with respect to the Macromedia Software and the Agreement will control with respect to all other terms.

1. Notwithstanding anything to the contrary in the Agreement, COMPANY will only receive a binary version of the Macromedia Software.

2. COMPANY's right to use and sublicense the Macromedia Software is restricted to the following platforms:

         o CE 3.0: Intel Arm, StrongArm and x86; MIPS, Hitachi SH-3 and SH-4; and Motorola Power PC processors

3.       Certification.

         3.1 COMPANY may not distribute any Royalty Bearing Devices that include the Macromedia Software ("Macromedia Royalty Bearing Device") until such Device has been certified by BSQUARE or by COMPANY. If COMPANY elects to certify its own product(s), BSQUARE will supply COMPANY with a suite of certification software from Macromedia. COMPANY shall provide the results of certification tests to BSQUARE and COMPANY grants permission for BSQUARE to provide such test results to Macromedia.

         3.2 COMPANY understands and agrees that Macromedia, in the exercise of its reasonable discretion, may elect to certify the Macromedia Royalty Bearing Device regardless of the test results provided to Macromedia. In such event, COMPANY agrees to provide Macromedia with a reasonable number of such Devices for testing. Macromedia agrees to comply with COMPANY's standard confidentiality restrictions with respect to such Devices.

4. COMPANY must distribute the Macromedia Royalty Bearing Devices under terms and conditions no less restrictive than the Macromedia End User License Agreement ("Macromedia EULA") attached as Exhibit E-1.

5.       COMPANY must place the following statements in the copyright area of:

         (i) The on-line documentation regarding the Macromedia Software and the Macromedia Royalty Bearing Device;

         (ii) The end user license agreement, or equivalent, that COMPANY uses;

         (iii) The "About Box" or similar notice page of the Macromedia Software and the Macromedia Royalty Bearing Device; and

         (iv) Any other document related to the Macromedia Software and Macromedia Royalty Bearing Device that contains copyright information:

                  o "Contains Macromedia FlashTM Player technology by Macromedia, Inc., Copyright(C)1995-2001 Macromedia, Inc. All rights reserved.

                  o Macromedia, Flash and Macromedia Flash are trademarks or registered trademarks of Macromedia, Inc. in the United States and internationally."

6.       Trademarks and Marketing.

         6.1 BSQUARE grants COMPANY a non-exclusive, non-transferable, revocable sublicense to use "Macromedia," "Flash" and "Macromedia Flash" together will Macromedia's logos (collectively, the "Macromedia Trademarks") only in conjunction with Macromedia Royalty Bearing Devices. COMPANY receives no right, title or interest in or to the Macromedia Trademarks and all goodwill arising from use of the Macromedia Trademarks will inure to the benefit of Macromedia.

         6.2 COMPANY shall use the Macromedia Trademarks only as specified in the Macromedia Trademark Usage Guidelines, currently located at the following
URL's:

         o        Trademarks: www.macromedia.com/help/copyright.html

         o Logos: www.macromedia.com/style_guide/logos/flash_enabled/ as they may be amended from time to time by Macromedia in its sole discretion.


         6.3 COMPANY agrees to adopt any new logos and guidelines at its earliest convenience, for example, at the next revision of the Macromedia Software.

         6.4 COMPANY shall include a statement ("Attribution Text") substantially similar to the following in its marketing materials for Macromedia Royalty Bearing Devices: "This product features the Macromedia FlashTM Player technology. For further information on the Macromedia Flash Player, visit http://www.macromedia.com/software/flash/about/."

         6.5 COMPANY shall use the Macromedia Flash Enabled logo on any Macromedia Royalty Bearing Device packaging.

         6.6 In the event that COMPANY has a web page that describes the feature set of a Macromedia Royalty Bearing Device, COMPANY shall display the Macromedia Flash Enabled logo and the Attribution Text with, if possible a hyperlink to the URL listed in the Attribution Text.

         6.7 COMPANY shall highlight that a Macromedia Royalty Bearing Device supports playback of Macromedia Flash technology in the developer area of COMPANY's web site, in its Software Development Kits (SDKs), Content Development Kits (CDKs) or equivalent, if any. Such references should include a hyperlink to http://www.macromedia.com/software/flash/about/ for further information on Macromedia Flash Player technology.

         6.8 COMPANY grants to Macromedia a non-exclusive, worldwide, non-transferable license to use COMPANY's corporate logos and the logos is uses on the Macromedia Royalty Bearing Device, if any, solely in conjunction with promotion of Macromedia Royalty Bearing Device(s) ("COMPANY Trademarks"). Macromedia is not granted any right, title or interest in the COMPANY Trademarks and any goodwill arising from Macromedia's use of such Company Trademarks will inure to the benefit of COMPANY. COMPANY permits Macromedia to use the COMPANY Trademarks and a description of Macromedia Royalty Bearing Device(s) on Macromedia's web site and for use in Macromedia's marketing and promotional materials including, but not limited to, press releases, event presentations, web site announcements, reviewers' guides, advertisements, product datasheets, product packaging and developer kits.

         6.9 COMPANY shall not delete or in any manner alter the copyright, Macromedia Trademarks or other proprietary rights notices of Macromedia (and it licensors, if any) appearing on or within the Macromedia Software.


7. Reports. Reporting shall be as follows: COMPANY shall, within thirty days (30) days following the end of the previous month, deliver to BSQUARE a royalty report. The royalty report must, on a product for product basis for the preceding month, state the number of copies of Macromedia Royalty Bearing Devices licensed by COMPANY. All reports shall be certified as complete and correct and signed by a duly authorized officer or director of COMPANY.

8.       NO WARRANTY.

         THE MACROMEDIA SOFTWARE AS DELIVERED UNDER THIS AGREEMENT IS PROVIDED "AS IS," AND MACROMEDIA AND BSQUARE EXCLUDE ALL TERMS, WARRANTIES, AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THAT THE MACROMEDIA SOFTWARE IS FREE OF DEFECTS, MERCHANTABLE, SATISFACTORY, FIT FOR A PARTICULAR PURPOSE, TITLE FREE, AND NON-INFRINGING OF INTELLECTUAL PROPERTY. MACROMEDIA AND BSQUARE DO NOT WARRANT THAT THE MACROMEDIA SOFTWARE WILL MEET COMPANY'S REQUIREMENTS OR THAT ITS USE WILL BE UNINTERRUPTED OR ERROR FREE.

9.       LIMITATION OF LIABILITY.

         MACROMEDIA'S LIABILITY TO COMPANY FOR CLAIMS RELATING TO THE MACROMEDIA SOFTWARE, WHETHER FOR BREACH OR IN TORT, SHALL BE LIMITED TO THE NET AMOUNT RECEIVED BY MACROMEDIA PURSUANT TO SECTION 7 OF THIS EXHIBIT C WITHIN THE PRECEDING TWELVE (12) MONTHS. IN NO EVENT WILL MACROMEDIA BE LIABLE FOR ANY DAMAGES RELATING TO THE MACROMEDIA SOFTWARE THAT HAS BEEN MODIFIED BY ANY PARTY EXCEPT MACROMEDIA TO THE EXTENT THAT ANY CLAIMS RELATE TO SUCH MODIFICATION. IN NO EVENT WILL MACROMEDIA BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS

AGREEMENT (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE), HOWEVER IT ARISES AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT MACROMEDIA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

10.      Indemnity.

         Notwithstanding anything to the contrary contained in this Agreement, neither BSQUARE nor Macromedia shall have any liability in connection with infringement claims arising out of the use of the Macromedia Software.

                                   EXHIBIT E-1

                           END USER LICENSE AGREEMENT

Please read this document carefully before proceeding. This Agreement licenses the software to you and contains warranty and liability disclaimers. By installing the software, you are confirming your acceptance of the software and agreeing to become bound by the terms of this Agreement.

1. Definitions

(a) "Product" means the Software and any related documentation, models and multimedia content (such as animation, sound and graphics), and all related updates supplied by Licensor.

(b) "Software" means the software program covered by this Agreement, and all related updates supplied by Licensor.

2. License

This Agreement allows you to:

(a) Use the Product on a single device or appliance.

(b) Make one copy of the Product in machine-readable form solely for backup purposes. You must reproduce on any such copy all copyright notices and any other proprietary legends found on the original.

(c) Certain rights are not granted under this Agreement, but may be available under a separate agreement. If you would like to enter into a site or network license, please contact Licensor.

3. Restrictions

You may not make or distribute copies of the Product, or electronically transfer the Product from one computer, device or application to another or over a network. You may not decompile, reverse engineer, disassemble, or otherwise reduce the Software to a human-perceivable form. You may not modify, sell, rent, transfer, resell for profit, distribute or create derivative works based upon the Product or any part thereof. You will not export or reexport, directly or indirectly, the Product into any country prohibited by the United States Export Administration Act and the regulations there under.

4. Ownership

The foregoing license gives you limited rights to use the Product. You do not become the owner of, and Licensor and its suppliers retain title to, the Product, and all copies thereof. All rights not specifically granted in this Agreement, including Federal and International Copyrights, are reserved by Licensor and its suppliers.

5. Limited Warranty

(a) LIMITED WARRANTY. Licensor warrants that, for a period of ninety (90) days from the date of delivery (as evidenced by a copy of your receipt): (i) when used with a recommended hardware configuration, the Software will perform in substantial conformance with the documentation supplied with the Software; and (ii) that the physical media on which the Software is furnished will be free from defects in materials and workmanship under normal use.

(b) NO OTHER WARRANTY. EXCEPT AS SET FORTH IN THE FOREGOING LIMITED WARRANTY, LICENSOR AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, OR OTHERWISE INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALSO, THERE IS NO WARRANTY OF NONINFRINGEMENT, TITLE OR QUIET ENJOYMENT. IF APPLICABLE LAW IMPLIES ANY WARRANTIES WITH RESPECT TO THE SOFTWARE, ALL SUCH WARRANTIES ARE LIMITED IN DURATION TO NINETY (90) DAYS FROM THE DATE OF DELIVERY. No oral or written information or advice given by Licensor, its dealers, distributors, agents or employees shall create a warranty or in any way increase the scope of this warranty.

(c) SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER LEGAL RIGHTS THAT VARY FROM STATE TO STATE.

(d) Your exclusive remedy under this section is to return the Software to the place you acquired it, with a copy of your receipt and a description of the problem. Licensor will use reasonable commercial efforts to supply you with a replacement copy of the Software that substantially conforms to the documentation, provide a replacement for defective media, or refund to you your purchase price for the Software, at its option. Licensor shall have no responsibility if the Software has been altered in any way, if the media has been damaged by accident, abuse or misapplication, or if the failure arises out of use of the Software with other than a recommended hardware configuration.

6.       Limitation of Damages

(a) NEITHER LICENSOR NOR ITS SUPPLIERS SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSS (INCLUDING DAMAGES FOR LOSS OF BUSINESS, LOSS OF PROFITS, OR THE LIKE), WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR OTHERWISE, EVEN IF LICENSOR OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. The limited warranty, exclusive remedies and limited liability set forth above are fundamental elements of the basis of the bargain between Licensor and you. You agree that Licensor would not be able to provide the Software on an economic basis without such limitations.

(b) LICENSOR'S AND ITS SUPPLIERS' TOTAL LIABILITY TO YOU FOR ACTUAL DAMAGES FOR ANY CAUSE WHATSOEVER WILL BE LIMITED TO THE AMOUNT PAID BY YOU FOR THE SOFTWARE THAT CAUSED SUCH DAMAGE.

7.       Government end users (USA only)

RESTRICTED RIGHTS LEGEND The Macromedia Software is "Restricted Computer Software." Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in this Agreement and as provided in DFARS

227.7202-1(a) and 227.7202-3(a) (1995), DFARS 252.227-7013 (OCT 1988), FAR
12.212(a)(1995), FAR 52.227-19, or FAR 52.227-14, as applicable."

                                    EXHIBIT F

                       BSQUARE END USER LICENSE AGREEMENT
                               for RDA Server 3.0


IMPORTANT-READ CAREFULLY: This End User License Agreement ("EULA") is a legal agreement between you (either an individual or a single entity) and BSQUARE CORPORATION ("Manufacturer") the manufacturer of RDA Server ("SOFTWARE"). The SOFTWARE includes computer software, the associated media, any printed materials, and any "online" or electronic documentation. By installing, copying or otherwise using the SOFTWARE, you agree to be bound by the terms of this EULA. If you do not agree to the terms of this EULA, the Manufacturer is unwilling to license the SOFTWARE to you. In such event, you may not use or copy the SOFTWARE and you should contact the Manufacturer.

SOFTWARE LICENSE.

The SOFTWARE is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE is licensed, not sold.

GRANT OF LICENSE.  This EULA grants you the following rights:

* Software. You may install and execute the SOFTWARE on a single computer system (System). You may use the SOFTWARE only to manage the number of separate computer devices for which you have valid client access licenses and for which the SOFTWARE is designed.

* Back-up Copy. You may make a single copy of the SOFTWARE for use solely for archival purposes with the System.

DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

* Limitations on Reverse Engineering, Decompilation and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

* Single System. The SOFTWARE is licensed for installation and execution on a single System.

* Rental. You may not rent or lease the SOFTWARE.

* Software Transfer. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media, any upgrades or backup copies, and this EULA), and the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

* Termination. Without prejudice to any other rights, Manufacturer may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

COPYRIGHT.

All title and copyrights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and "applets," incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by BSQUARE CORPORATION or its suppliers. You may not copy the printed materials accompanying the SOFTWARE. All rights not specifically granted under this EULA are reserved by BSQUARE CORPORATION.

LIMITED WARRANTY.

* Limited Warranty. Manufacturer warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

* Customer Remedies. Manufacturer's and its suppliers' entire liability and your exclusive remedy shall be, at Manufacturer's option, either (a) return of the price paid, or (b) repair or replacement of the SOFTWARE that does not meet the above Limited Warranty and which is returned to Manufacturer with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty days, whichever is longer. If Manufacturer elects to return the price paid, then you must follow the Software Transfer procedures above (other than the requirement that recipient agree to this EULA), with transfer being to Manufacturer.

* No Other Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THE LIMITED WARRANTY SECTION ABOVE, THE SOFTWARE IS PROVIDED TO THE END USER "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK OF THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH YOU.

* No Liability for Consequential Damages. NEITHER MANUFACTURER NOR MANUFACTURER'S SUPPLIERS SHALL BE HELD TO ANY LIABILITY FOR ANY DAMAGES SUFFERED OR INCURRED BY THE END USER (INCLUDING, BUT NOT LIMITED TO, GENERAL, SPECIAL,

CONSEQUENTIAL OR INCIDENTAL DAMAGES INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE), ARISING FROM OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE. SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

* Attorney's Fees. IN THE EVENT ANY PARTY TO THIS EULA SEEKS ASSISTANCE OF LEGAL COUNSEL TO ENFORCE THIS EULA OR TO MAINTAIN OR DEFEND ANY CAUSE OF ACTION ARISING OUT OF OR RELATED TO THIS EULA, THEN THE PREVAILING PARTY IN ANY SUCH ACTION, DEMAND, ARBITRATION OR DEFENSE SHALL BE ENTITLED TO RECOVER FROM THE OTHER SAID PREVAILING PARTY'S REASONABLE ATTORNEY'S FEES INCURRED, TOGETHER WITH COSTS AND EXPENSES.

U.S. GOVERNMENT RESTRICTED RIGHTS.

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is BSQUARE CORPORATION /3150 - 139th Avenue SE, Suite 500/Bellevue WA 98005-4081.

This EULA is governed by the laws of the State of Washington, United States of America.

This warranty gives you specific legal rights, and you may also have other rights which vary from state to state or jurisdiction to jurisdiction.

Should you have any questions concerning this EULA, please contact the Manufacturer.

                              AMENDMENT NUMBER 1 TO
                          ADAPTATION SERVICES AGREEMENT
                                     BETWEEN
                               BSQUARE CORPORATION
                                       and
                        MSU Devices Inc. and Web 2 U Ltd.



This Amendment Number 1 ("Amendment") to the Adaptation Services Agreement ("Agreement") made and entered into August 21, 2001, between BSQUARE Corporation ("BSQUARE") and MSU Devices Inc. and Web 2 U Ltd. (jointly and severally referred to as "MSU or COMPANY"), is entered into as of this 21st day of August, 2001. The project covered by the Agreement prior to this Amendment is referenced in this Amendment as the "Development Project." The parties desire to add an additional certification project to be performed in accordance with the Agreement. The new project is referred to as the "Certification". The Agreement is amended as follows:

1. For purposes of the Certification, references to the Exhibit A Statement of Work shall refer to Exhibit A-1 and Exhibit A-2 of this Amendment, and references to Exhibit C Fees shall refer to Exhibit C-1 of this Amendment. For greater certainty, no additional royalties shall be payable in respect of the Certification.

2. Commencement of Services. Provided that the Final Delivery under the Development Project has occurred and that COMPANY is not in default of any of its obligations under the Agreement or this Amendment, BSQUARE shall commence the Certification on September 15, 2001 and use all reasonable efforts to complete by September 29, 2001.

3. Separate Efforts. Work performed under the Certification shall be considered separate from work performed under the Development Project except to the extent that the Certification requires completion of certain work under the Development Project. Except as provided above, disputes with respect to one project shall not excuse performance related to other projects unless the dispute relates to payment for work performed.

4. Separate Liability Limitations. The liability limitation provisions in the Agreement will be separate for each project.

5. Except as expressly altered by this Amendment, all terms of the Agreement remain in full force and effect with regard to all Projects. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall apply independently to each project.

BSQUARE CORPORATION                         MSU Devices Inc.


/s/ Brian V. Turner                         /s/ D. Bruce Walter
    -------------------------                   -------------------------
By Brian V. Turner                          By D. Bruce Walter
Its President/ COO                          Its President / CEO


                                            Web 2 U Ltd.


                                            /s/ Chris Green
                                                -------------------------
                                            By Chris Green
                                            Its Managing Director

                                   Exhibit A-1

                                     [LOGO]

                                MSU Devices Inc.

                Sun TCK (Technology Compatibility Kit) First-Pass

               Certification Testing for Insignia pJava (Personal

                  Java) JVM version 1.9 Running on the MSU/V5

                             Internet Access Device

                              T&M Statement of Work

                                 August 20, 2001

                                  Revision: 1.0


                                  Submitted by:

                               BSQUARE Corporation
                         3150 139th Ave. S.E., Suite 500
                             Bellevue, WA 98005-4081
                             (425) 519-5900 (Voice)
                              (425) 519-5999 (Fax)

                                       To:

                                MSU Devices Inc.
                            2901 North Dallas Parkway
                                    Suite 460
                                 Plano, TX 75093

                             Attn: Pritesh M. Patel
                             Telephone: 972.473.6859

--------------------------------------------------------------------------------
IMPORTANT: This document is intended only for the use of the individual or entity to which it is addressed, and contains information, which is confidential and proprietary. If the reader of this document is not the intended recipient, or the employee or agent responsible for delivering the document to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this document is strictly prohibited. If you have received this document in error, please notify the sender immediately and return the original document.
--------------------------------------------------------------------------------

Revision History

--------------------------------------------------------------------------------
     Revision       Date             By                    Purpose
================================================================================
     1.0            8/20/01          Mark Plagge           Initial Release SOW
--------------------------------------------------------------------------------

Contents

1.      Definitions............................................................7

2.      Executive Summary......................................................7

3.      Development............................................................7

   3.1.   TIMELINE / OVERVIEW..................................................7

   3.2.   BSQUARE CERTIFICATION TESTING........................................8

     3.2.1.    Final Delivery..................................................8

   3.3.   MSU DELIVERABLES.....................................................8

   3.4.   ASSUMPTIONS AND EXTERNAL DEPENDENCIES................................8

     3.4.1.    Project Delays..................................................9

     3.4.2.    Specification Changes...........................................9

1. Definitions


      BSQUARE              BSQUARE Corporation

      MSU                  MSU Devices Inc.

      Device MSU Version 5 device targeted for the Certification Testing based on the x86 microprocessor

      Windows(R)CE         Embedded WIN32 operating system from Microsoft
                           Corporation


2. Executive Summary

      BSQUARE will perform Sun TCK (Technology Compatibility Kit) Certification Testing for Insignia pJava (Personal Java) JVM version 1.9 running on the MSU Device in accordance with the JVM certification requirements.

3. Development

         3.1.     Timeline / Overview


              Approximate Date       Milestone                   Deliverable/Event                  Responsible
              -------------------------------------------------------------------------------------------------
                  8/20/01            Proposal       Statement of Work                                 BSQUARE

                  9/15/01           Hardware 1      BSQUARE will use 2 of the final hardware            MSU
                                                    Devices that were delivered for the
                                                    adaptation work for the TCK Certification
                                                    Testing. In the event that MSU makes any
                                                    changes to the hardware provided to
                                                    BSQUARE during the adaptation, MSU will
                                                    provide 2 new final hardware Devices to
                                                    BSQUARE that will be used for TCK
                                                    Certification Testing.

                  9/15/01           Software 1      Begin TCK Certification Testing                   BSQUARE

              Software 1 + 10       First Pass      TCK Certification Testing pass complete.          BSQUARE
                Working Days       Certification    Delivery of certification results.
                                 Testing Complete

                * See 3.2 for deliverable details.

         3.2.     BSQUARE Certification Testing

                  o BSQUARE will perform Sun TCK Certification Testing for Insignia pJava JVM version 1.9 running on the MSU Device. If the JVM integration on the MSU Device passes Certification Testing, there will be no further action taken by BSQUARE other than logging and reporting the results to MSU.

                  o If the Certification Testing fails, BSQUARE will communicate to MSU the test(s) that were unsuccessful. In the event of such failure, BSQUARE shall not be responsible for modifying the Device software or hardware unless specifically requested to do so by MSU.

                  o If so requested by MSU, BSQUARE will attempt to correct the possible causes of failure to pass Certification Testing and will repeat the testing. If the Certification Testing still fails after the second pass, at MSU's request the above steps will be repeated with BSQUARE performing additional Certification Test passes with every modification until the MSU Device containing the JVM passes Certification Testing.

                  o This Statement of Work includes only the one Certification Test pass. BSQUARE will provide a separate cost estimate and schedule for any failure resolution(s) and any subsequent Certification Test passes. If MSU agrees to additional work and/or additional test passes, this will be included in an amendment to the Agreement as a Change of Scope.

         3.2.1.   Final Delivery

                  o BSQUARE will provide MSU with a written Certification Test Report Summary based on the TCK test results. If the MSU Device passes Certification Testing, BSQUARE will also submit the results to Sun for approval.

         3.3.     MSU Deliverables

                  MSU will be responsible for delivery of the following to BSQUARE per the timeline in Section 3.1:

                  o Two MSU Devices - BSQUARE will use 2 of the final hardware Devices that were delivered for the adaptation work for the TCK Certification Testing. In the event that MSU makes any changes to the hardware provided to BSQUARE during the adaptation, MSU will provide 2 new final hardware Devices to BSQUARE that will be used for TCK Certification Testing.

                  o        Device version number.

         3.4.     Assumptions and External Dependencies

                  In planning the project schedule and deliverables, BSQUARE is dependent upon schedules and deliverables that are beyond BSQUARE's control. The assumptions and dependencies upon which the plan is based are documented here.

         3.4.1.   Project Delays

                  The fee quoted to MSU for performance of this work assumes that all deliverables provided by MSU or any third party contracted by MSU, including hardware, software, design documentation, and any written instructions, will be delivered to BSQUARE per the schedule in Section 3.1, and will be complete, accurate, and functional. Work performed by BSQUARE which is caused by late, incomplete, inaccurate, non-functional or non-conforming MSU deliverables as described in Section 3.3, will result in a day-for-day slip in the project schedule and will be treated as additional billable work invoiced at the hourly rate set forth in Exhibit C-1 of the Agreement.

         3.4.2.   Specification Changes

                  BSQUARE has defined its Deliverables based on the system requirements and hardware specifications available at the issue of this Statement of Work (SOW), as provided to BSQUARE. Changes to the hardware, system requirements or Deliverables, described in Section 3.3, made after the most current release of this SOW will not be included, and will not change the scope of this project.

                  Should MSU wish to add additional testing beyond what is covered in this SOW (Section 3.2) during the course of performing the work; BSQUARE will provide to MSU a Change of Scope (COS) proposal detailing:

                  o Additions in the scope of work, including test failure resolution

                  o        Net change in the fees charged for the work

                  o        Net change in the schedule of BSQUARE Deliverables

                  MSU shall have up to 5 business days after delivery of the revised SOW in which to accept the proposed COS. Should MSU not accept the proposed COS within those 5 business days, BSQUARE will complete the work as defined in the most current SOW.

                                   Exhibit A-2

                                     [LOGO]

                                MSU Devices Inc.

                     Macromedia Flash Player 5.0 First-Pass
              Certification Testing for the MSU/V5 Internet Access
                                     Device

                              T&M Statement of Work

                                 August 20, 2001

                                  Revision: 1.0


                                  Submitted by:

                               BSQUARE Corporation
                         3150 139th Ave. S.E., Suite 500
                             Bellevue, WA 98005-4081
                             (425) 519-5900 (Voice)
                              (425) 519-5999 (Fax)

                                       To:

                                MSU Devices Inc.
                            2901 North Dallas Parkway
                                    Suite 460
                                 Plano, TX 75093

                             Attn: Pritesh M. Patel
                             Telephone: 972.473.6859

--------------------------------------------------------------------------------
IMPORTANT: This document is intended only for the use of the individual or entity to which it is addressed, and contains information, which is confidential and proprietary. If the reader of this document is not the intended recipient, or the employee or agent responsible for delivering the document to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this document is strictly prohibited. If you have received this document in error, please notify the sender immediately and return the original document.
--------------------------------------------------------------------------------

Revision History


--------------------------------------------------------------------------------
     Revision       Date             By                    Purpose
================================================================================
     1.0            8/20/01          Mark Plagge           Initial Release SOW
--------------------------------------------------------------------------------

Contents

1.      Definitions...........................................................14

2.      Executive Summary.....................................................14

3.      Development...........................................................14
   3.1.   TIMELINE / OVERVIEW.................................................14
   3.2.   BSQUARE CERTIFICATION TESTING.......................................15
     3.2.1.    Final Delivery.................................................15
   3.3.   MSU DELIVERABLES....................................................15
   3.4.   ASSUMPTIONS AND EXTERNAL DEPENDENCIES...............................16
     3.4.1.    Project Delays.................................................16
     3.4.2.    Specification Changes..........................................16

4. Definitions


================================================================================
      BSQUARE              BSQUARE Corporation

      MSU                  MSU Devices Inc.

      Device MSU Version 5 device targeted for the Certification Testing based on the x86 microprocessor

      Windows(R) CE        Embedded WIN32 operating system from Microsoft
                           Corporation
================================================================================

5. Executive Summary

      BSQUARE will perform Macromedia Flash Certification Testing for Flash Player version 5.0 running on the MSU Device in accordance with the Macromedia certification requirements.

6. Development

         6.1.     Timeline / Overview

              Approximate Date       Milestone                   Deliverable/Event                  Responsible
              =================================================================================================
                  8/20/01            Proposal       Statement of Work                                 BSQUARE

                  9/15/01           Hardware 1      BSQUARE will use 2 of the final hardware            MSU
                                                    Devices that were delivered for the
                                                    adaptation work for the Flash Player
                                                    version 5.0 Certification Testing. In the
                                                    event that MSU makes any changes to the
                                                    hardware provided to BSQUARE during the
                                                    adaptation, MSU will provide 2 new final
                                                    hardware Devices to BSQUARE that will be
                                                    used for Flash Player version 5.0
                                                    Certification Testing.

                  9/15/01           Software 1      Begin Flash Player version 5.0                    BSQUARE
                                                    certification testing

              Software 1 + 10       First Pass      Flash Player version 5.0 Certification            BSQUARE
                Working Days       Certification    Testing pass complete. Delivery of
                                 Testing Complete   certification results.
              ==================================================================================================

                * See 3.2 for deliverable details.

         6.2.     BSQUARE Certification Testing

                  o BSQUARE will perform Macromedia Flash Player Certification Testing for Flash Player version 5.0 running on the MSU Device in accordance with the Macromedia certification requirements. If the Flash Player integration on the MSU Device passes Certification Testing, there will be no further action taken by BSQUARE other than logging and reporting the results to MSU.

                  o If the Certification Testing fails, BSQUARE will communicate to MSU the test(s) that were unsuccessful. In the event of such failure, BSQUARE shall not be responsible for modifying the Device software or hardware unless specifically requested to do so by MSU.

                  o If so requested by MSU, BSQUARE will attempt to correct the possible causes of failure to pass Certification Testing and will repeat the testing. If the Certification Testing still fails after the second pass, at MSU's request the above steps will be repeated with BSQUARE performing additional Certification Test passes with every modification until the MSU Device containing the Flash Player passes Certification Testing.

                  o This Statement of Work includes only the one Certification Test pass. BSQUARE will provide a separate cost estimate and schedule for any failure resolution(s) and any subsequent Certification Test passes. If MSU agrees to additional work and/or additional test passes, this will be included in an amendment to the Agreement as a Change of Scope.

         6.2.1.   Final Delivery

                  o BSQUARE will provide MSU with a written Certification Test Report Summary based on the Macromedia Flash Player Certification Testing test results.

         6.3.     MSU Deliverables

                  MSU will be responsible for delivery of the following to BSQUARE per the timeline in Section 3.1:

                  o Two MSU Devices - BSQUARE will use 2 of the final hardware Devices that were delivered for the adaptation work for the Flash Player version 5.0 Certification Testing. In the event that MSU makes any changes to the hardware provided to BSQUARE during the adaptation, MSU will provide 2 new final hardware Devices to BSQUARE that will be used for Flash Player version 5.0 Certification Testing.

                  o        Device version number.

         6.4.     Assumptions and External Dependencies

                  In planning the project schedule and deliverables, BSQUARE is dependent upon schedules and deliverables that are beyond BSQUARE's control. The assumptions and dependencies upon which the plan is based are documented here.

         6.4.1.   Project Delays

                  The fee quoted to MSU for performance of this work assumes that all deliverables provided by MSU or any third party contracted by MSU, including hardware, software, design documentation, and any written instructions, will be delivered to BSQUARE per the schedule in Section 3.1, and will be complete, accurate, and functional. Work performed by BSQUARE which is caused by late, incomplete, inaccurate, non-functional or non-conforming MSU deliverables as described in Section 3.3, will result in a day-for-day slip in the project schedule and will be treated as additional billable work invoiced at the hourly rate set forth in Exhibit C-1 of the Agreement.

         6.4.2.   Specification Changes

                  BSQUARE has defined its Deliverables based on the system requirements and hardware specifications available at the issue of this Statement of Work (SOW), as provided to BSQUARE. Changes to the hardware, system requirements or Deliverables, described in Section 3.3, made after the most current release of this SOW will not be included, and will not change the scope of this project.

                  Should MSU wish to add additional testing beyond what is covered in this SOW (Section 3.2) during the course of performing the work; BSQUARE will provide to MSU a Change of Scope (COS) proposal detailing:

                  o Additions in the scope of work, including test failure resolution

                  o        Net change in the fees charged for the work

                  o        Net change in the schedule of BSQUARE Deliverables

                  MSU shall have up to 5 business days after delivery of the revised SOW in which to accept the proposed COS. Should MSU not accept the proposed COS within those 5 business days, BSQUARE will complete the work as defined in the most current SOW.

                                   EXHIBIT C-1

                      DEVELOPMENT FEES AND PAYMENT SCHEDULE


           1. Services. COMPANY shall pay BSQUARE for BSQUARE's and its contractor's time in rendering the Services at a certification rate of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per hour for Services provided pursuant to Exhibit A-1 and o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per hour for Services provided pursuant to Exhibit A-2. Such hourly rates shall be billed for meetings, phone conferences and all matters directly connected with BSQUARE's performing the Services, except the billing therefor.

           2. Should COMPANY request additional services from BSQUARE, in excess of the agreed scope of Services hereunder, COMPANY agrees to pay BSQUARE at a minimum hourly rate of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] per hour, in accordance with the hourly-rate billing policy herein, unless otherwise agreed to in writing. Notwithstanding the foregoing, BSQUARE is not hereby obligated to perform any additional services and these provisions do not constitute an option on BSQUARE's additional services, but rather establish minimum compensation therefor.

           3. Payment. COMPANY shall pay BSQUARE a prepayment in the amount of o [This confidential portion of the exhibit has been omitted and filed separately with the Securities and Exchange Commission] on or before September 13, 2001 but in any event prior to delivery of the Final Deliverable under the Development Project. Thereafter, COMPANY shall pay BSQUARE accrued Service Fees on a monthly basis. BSQUARE may terminate services effective immediately if any payment is past due.